UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-01743

The Alger Funds II

(Exact name of registrant as specified in charter)

100 Pearl Street, New York, New York 10004

(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORT(S) TO STOCKHOLDERS.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ALGER

THE ALGER FUNDS II

SEMI-ANNUAL REPORT

APRIL 30, 2024 (UNAUDITED)

Table of Contents

THE ALGER FUNDS II

Shareholders’ Letter (Unaudited)	April 30, 2024

Dear Shareholders,

“We tend to overestimate the effect of a technology in the short run and underestimate the effect in the long run.” – Roy Amara

At Alger, we integrate our focus on change and the uncertainty it brings with a deep commitment to fundamental bottom-up research. As Roy Amara aptly states, we recognize that while the immediate impacts of new technologies like artificial intelligence (“AI”) may grab headlines, their long-term effects often hold even greater transformative potential. While attention has been focused on recent stock price action of companies involved in enabling and adopting AI technologies, our focus is on their long-term earnings potential, particularly as AI becomes increasingly integrated into our daily lives. In the realm of investing, where uncertainty and change are constants, we base our decisions on forward-looking corporate fundamentals—such as sales, earnings, and cash flow—to generate alpha and foster long-term wealth creation. Our investment approach is centered on identifying companies that we believe are not only positioned for sustained earnings growth but also capable of capitalizing on technological innovations that lead to market disruptions. By focusing on businesses poised to expand their market share and accelerate earnings growth, we strive to create portfolios that reflect growth opportunities amid change and especially positioning our investments for the often-underestimated long-term potential of technological innovations.

Reflecting on the fiscal six-month period ending April 30, 2024, increased confidence in a soft-landing scenario—an economic slowdown without a recession—and continued AI enthusiasm drove U.S. equities higher, with the S&P 500 Index finishing up 20.98%. Companies within the Financials and Information Technology sectors outperformed relative to the S&P 500 Index, while the Real Estate and Utilities sectors underperformed during the period. U.S. equities rose steadily for most of the period but declined in April, precipitated by a shift in market expectations from three anticipated Federal Reserve (“Fed”) rate cuts in 2024 to just one, due to higher-than-expected inflation readings, among other inputs. The yield on the U.S. 10-year note began the fiscal six-month period at a peak of 4.90%, then fell by 111 basis points to reach its lowest point of 3.79% on December 27, 2023, before rising to 4.68% by April 30, 2024.

Disinflation emerged as a prominent market theme in the final two months of 2023, boosting equity markets as the October Core Consumer Price Index (“CPI”) report came in below consensus estimates. Further, the October Core Personal Consumption Expenditure Price (“PCE”) Index, the Fed’s preferred inflation measure, dropped to its lowest level since March 2021. In late November, Fed Governor Christopher Waller indicated that continued disinflation over the next several months could prompt rate cuts in 2024. This dovish outlook was further supported at the December Federal Open Market Committee (“FOMC”) meeting, where the median projection for the 2024 Federal Funds rate indicated an easing of 75 basis points, with the first rate cut anticipated to be in March 2024.

During the first quarter of 2024, U.S. equities continued their strong rally, largely driven by increased confidence in a soft-landing scenario. Although the January PCE report met expectations, both headline and core CPI figures for that month exceeded estimates, prompting the Fed to postpone the expected March rate cut to June 2024. This cautious approach was affirmed at the March FOMC meeting, where rates were held steady. Despite speculation that the Fed might reduce its rate cut projections following a higher-than-expected February core CPI, the updated Summary of Economic Projections maintained three rate cuts by year’s end.

U.S. GDP for the fourth quarter grew by 3.4%, substantially exceeding the initial 2.0% consensus, driven by robust consumer spending. This economic strength was underscored by strong corporate earnings, with many companies reporting better-than-expected fourth-quarter results, thanks to improved profit margins. However, U.S. equities faced a downturn in April after a revision in market expectations. Although six rate cuts were initially anticipated for the year, the projection was lowered to just one following higher-than-expected March CPI figures and a March PCE Index that, while meeting expectations, was deemed too high to start an easing cycle by the Fed.

Among non-U.S. equities, Developed Markets demonstrated strong performance during the fiscal six-month period ended April 30, 2024, with the MSCI ACWI ex-USA Index rising by 17.98%. The Financials and Information Technology sectors outperformed the MSCI ACWI ex-USA Index, whereas the Real Estate and Consumer Staples sectors underperformed during the period. Notably, Europe showed encouraging economic growth with moderating inflation, while Japan benefited from well-received corporate governance reforms. Further, the Bank of Japan moved from a negative short-term interest rate policy, reflecting renewed confidence in the economy. In Emerging Markets, technology-focused countries such as Taiwan and Korea displayed strong equity market performance, supported by the ongoing recovery in the semiconductor industry. India also recorded strong results, driven by robust household consumption, moderating inflation, and an uptick in foreign investment, underpinned by strong structural growth from increased government spending and a growing middle class. Consequently, the MSCI Emerging Markets Index climbed 15.56% during the period, with the Financials and Information Technology sectors outperforming, while the Real Estate and Health Care sectors underperformed.

Going Forward

We continue to believe that an unprecedented level of innovation is creating compelling investment opportunities – corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which, in our view, is at an inflection point, is potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we remain committed to deep, fundamental research, as we aim to identify and support the pioneers of these innovations. We believe this approach not only reflects Roy Amara’s insight into managing and understanding the near-term excitement around new innovations, but also strategically positions our investments to capitalize on their long-term potential, ultimately fulfilling our shareholders’ long-term investment goals.

2024 marks Alger’s 60th anniversary in our pursuit of growth investing. Over the past six decades, we have seen much change, including change itself, and believe accelerating change is one of the key reasons why growth stocks have outperformed value investing over the past 20 years. As innovations in areas like artificial intelligence, genomics, and surgical technologies evolve, we see a bright future for our style of growth investing.

Portfolio Matters

Alger Spectra Fund

The Alger Spectra Fund returned 29.50% for the fiscal six-month period ended April 30, 2024, compared to the 23.45% return of the Russell 3000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Communication Services. The largest sector overweight was Industrials and the largest sector underweight was Consumer Staples.

Contributors to Performance

The Information Technology and Health Care sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corp.; Microsoft Corp.; Amazon.com, Inc.; Meta Platforms Inc; and Natera, Inc. were among the top contributors to absolute performance.

NVIDIA is a leading supplier of graphics processing units (GPUs) for a variety of end markets, such as gaming, PCs, data centers, virtual reality and high-performance computing. The company is leading in most secular growth categories in computing, and especially artificial intelligence and supercomputing parallel processing techniques for solving complex computational problems. Simply put, NVIDIA’s computational power is a critical enabler of AI and therefore critical to AI adoption, in our view. During the period, the company reported strong operating results above analyst expectations, driven by strong demand from data centers. Further, large cloud service providers were over 50% of revenue, and over 40% of data center revenue was due to inference (i.e., trained AI models working on new data, not activity that is training related to the AI). Management also raised their fiscal first quarter guidance, noting that demand is estimated to outstrip supply over the next year. We continue to believe the company is well positioned to potentially benefit from the growing AI data center workloads, which are driving demand for the increased interconnections and fully accelerated software stacks, thereby enabling leading application performance and fast result times.

Short exposure to an automotive company specializing in the design, development, sale, and service of electric vehicles positively impacted the Fund’s performance. We initiated the short position based on our belief that the company’s profitability would suffer due to rising production costs and potential sales cannibalization from the recent launch of three new vehicles. Despite reporting better-than-expected revenues for the fiscal fourth quarter, management provided weaker-than-expected guidance for 2024, including no anticipated volume growth due to macroeconomic pressures from historically high interest rates. Consequently, the company’s share price declined during this period, which in turn positively impacted performance due to our short exposure.

Detractors from Performance

The Consumer Staples and Financials sectors were the largest detractors from relative performance. Regarding individual positions, UnitedHealth Group Inc.; Flutter Entertainment Plc; Mobileye Global, Inc.; Equinix, Inc; and Humana Inc. were among the top detractors from absolute performance.

Mobileye is a leader in the development and deployment of advanced driver assistance systems (“ADAS”) and autonomous driving technologies, spanning basic compliance to advanced autonomous capabilities. Its ADAS offerings range from foundational safety features to high-end, cloud-enhanced, hands-free navigation, while its autonomous driving technology supports fully autonomous vehicles and Mobility-as-a-Service (MaaS). The company serves original equipment manufacturers, automotive suppliers, and fleet operators, demonstrating wide applicability across the automotive industry. During the period, shares detracted from performance after the company preannounced 2024 guidance that was far below analyst estimates. The reason for the lowered guidance was due to an excess inventory build that occurred over the past two years, and management noted that the inventory correction would be pushed out through the first half of the year.

Our short position in a retailer of hard surface flooring and related accessories negatively impacted our performance. During the period, the company delivered better-than-expected fiscal fourth quarter results, where same-store-sales declined less than previously anticipated. While management did lower 2024 guidance, we believe investors were willing to look past this in anticipation of potentially lower interest rates and easier year-over-year comparables. Consequently, the company’s share price increased during the period, which negatively impacted the Fund’s short position.

Alger Dynamic Opportunities Fund

The Alger Dynamic Opportunities Fund returned 17.77% for the fiscal six-month period ended April 30, 2024, compared to the 20.98% return of the S&P 500 Index and the 12.82% return of the HFRI Equity Hedge (Total) Index. During the reporting period, the average allocation to long positions was 90.76% and the average allocation to short positions was -33.91%. The Fund’s average cash allocation, which includes short sale proceeds, was 43.15%.

Based on the net exposure of long and short positions, the Information Technology and Health Care sectors were the largest sector weightings for the reporting period. Industrials was the largest sector overweight and the Information Technology sector was the largest underweight. Long positions, in aggregate, contributed to absolute and relative performance while short positions detracted from both absolute and relative performance.

Contributors to Performance

Based on the net exposure of long and short positions, the Health Care and Industrials sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corp.; Amazon.com, Inc.; Vertiv Holdings Co.; Natera, Inc.; and Spotify Technology were among the top contributors to absolute performance.

Vertiv specializes in critical cooling and power management infrastructure technologies, catering primarily to datacenter clients. During the period, shares contributed to performance driven by strong operating results and increasing investor expectations for AI implementation driving more data center demand. As the leading global supplier of power and thermal solutions to datacenters, we believe Vertiv is well positioned to benefit from the AI investment in datacenters, given the intense demand from hyperscalers for faster computing.

Short exposure to a manufacturer of electric vehicles (“EV”) contributed to performance during the period. We established the short exposure based on our belief that the company is the least attractive among EV manufacturers and that the company’s potential for disrupting the automotive industry was already priced into its shares. Relative to other EV manufacturers, the company lacked exposure to commercial customers, and it primarily targeted the smaller luxury market. It also had fewer orders and lower manufacturing targets than its competitors. The company reported weak fiscal fourth quarter results, where revenues came in well below consensus estimates. Moreover, management revised the number of vehicles to be delivered in 2024 much lower than previous guidance. As a result of these developments, the company’s share price fell during the period, which in turn positively impacted performance due to the Fund’s short exposure.

Detractors from Performance

Based on the net exposure of short and long positions, the Financials and Consumer Staples sectors were the largest detractors from relative performance. Regarding long positions, MongoDB, Inc.; Joby Aviation, Inc.; Paycom Software, Inc.; Snap, Inc.; and Impulse Dynamics were among the top detractors from absolute performance.

Snap operates a social media app that allows its users to interact and communicate with each other through “Snaps” which are short videos and images. During the period, shares detracted from performance after the company reported weaker than expected fiscal fourth quarter operating results. Specifically, company earnings were adversely impacted by a brand advertising pause in October related to the Middle East conflict. Additionally, the platform changes to performance advertising did not elicit as much incremental ad spend as management originally expected. Moreover, the company noted that larger social media platforms have been taking some market share away from Snap. Despite the challenging period, management anticipates improving lower-funnel advertising revenues and a more stable operating environment, as the company appears to be seeing better advertising flow in 2024.

Our short position in a Dutch-based global fintech provider offering a comprehensive range of omni-channel payments services, negatively impacted our performance. During the period, the company hosted its investor day where they announced better-than-expected fiscal third quarter volume and revenues. Moreover, management raised their earnings outlook based on their higher revenue trajectory and slower hiring.

Alger Emerging Markets Fund

Effective February 1, 2024, Redwood Investments, LLC began sub-advising the Alger Emerging Markets Fund. The Alger Emerging Markets Fund returned 17.23% for the fiscal six-month period ended April 30, 2024, compared to the 15.56% return of the MSCI Emerging Markets Index. During the reporting period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest sector underweight was Financials.

Contributors to Performance

The Consumer Discretionary and Information Technology sectors provided the largest contributions to relative performance. Regarding individual positions, Taiwan Semiconductor Manufacturing Co., Ltd.; MakeMyTrip Ltd.; PDD Holdings Inc.; Trip.com Group Ltd.; and Nu Holdings Ltd. were among the top contributors to absolute performance.

MakeMyTrip is India’s premier online travel agency (“OTA”) with over 60% of market share in the growing Indian online travel segment, offering travelers airline tickets, hotel and packages, rail and bus tickets and rental cars. We believe the company has potential to outgrow both the Indian travel industry as well as the faster growing online travel market, driven by increasing online penetration of travel booking, low OTA penetration and secular growth in Indian aviation infrastructure. During the period, shares contributed to performance as the company demonstrated steady growth with strong profitability, driven by accelerating revenue growth and improving profit margins.

Detractors from Performance

The Communication Services and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Polycab India Ltd.; Meituan Class B; BYD Company Ltd.; Arcos Dorados Holdings, Inc.; and HCL Technologies Ltd. were among the top detractors from absolute performance.

Polycab is India’s leading manufacturer of wires and cables, holding a significant market share. The company benefits from a comprehensive pan-Indian manufacturing and distribution network, with over 200,000 retail outlets stocking Polycab products. Moreover, the cable and wire industry has been experiencing rapid growth, and Polycab has expanded its market share with a diverse portfolio of over 12,000 stock keeping units. Despite a strong share price rally throughout 2023, Polycab’s shares fell in January 2024 following the release of weaker-than-expected operating results that were below analyst estimates. While the domestic cables business continued to perform well, growth in the wires segment slowed, and exports declined, leading to compressed operating margins. As a result, shares detracted from performance during the period.

Alger Responsible Investing Fund

The Alger Responsible Investing Fund returned 20.58% for the fiscal six-month period ended April 30, 2024, compared to the 23.56% return of the Russell 1000 Growth Index. During the reporting period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Real Estate and the largest sector underweight was Communication Services.

Contributors to Performance

The Industrials and Information Technology sectors provided the largest contributions to relative performance. Regarding individual positions, NVIDIA Corp.; Microsoft Corp.; Amazon.com, Inc.; Lam Research Corp.; and Vertiv Holdings Co. were among the top contributors to absolute performance.

Microsoft is a beneficiary of corporate America’s transformative digitization. The company operates through three segments: Productivity and Business Processes (Office, LinkedIn, and Dynamics), Intelligent Cloud (Server Products and Cloud Services, Azure, and Enterprise Services), and More Personal Computing (Windows, Devices, Gaming, and Search). During the period, shares contributed to performance after the company reported strong operating results, underscoring its leadership position in the cloud and highlighted its role as a primary facilitator and beneficiary of AI adoption. Company revenue growth, operating margin, and earnings growth surpassed consensus expectations. Moreover, its utility scale Azure cloud business saw an accelerated increase in AI related growth. Further, management noted most of the AI revenue was from inference rather than training, indicating high quality AI applications by Microsoft’s clients. Management also indicated that significant cost-cutting programs in corporate America have begun to trail off, suggesting that the cost optimization headwinds previously impacting Azure’s growth are abating.

Detractors from Performance

The Communication Services and Health Care sectors were the largest detractors from relative performance. Regarding individual positions, Humana Inc.; Air Products and Chemicals, Inc.; Adobe Inc.; Aptiv PLC; and Paycom Software, Inc. were among the top detractors from absolute performance.

Air Products is one of three major global industrial gas companies which operate in an oligopoly. The company supplies customers with oxygen, nitrogen, hydrogen, and specialty gases like helium and argon. These gases are used in various industrial processes including refining, fertilizer, steelmaking, and manufacturing, as well as in medical and food applications. During the period, shares detracted from performance after the company reported weaker-than-expected fiscal first quarter revenues and earnings. Further, management lowered fiscal second quarter and 2024 earnings guidance, citing weakness in China due to soft volumes in their its business which supplies electronics customers. Despite the challenging period, we believe the company is a defensive name with strong pricing power, where roughly half of its earnings are driven by long-term take-or-pay contracts. As the largest global supplier of hydrogen, a key enabler for decarbonization, we believe the company could potentially benefit directly from the Inflation Reduction Act and other decarbonization incentives supporting the adoption of green and blue hydrogen going forward.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in a fund unless preceded or accompanied by an effective prospectus for the fund. Performance of funds discussed above represents the six-month period return of Class A shares prior to the deduction of any sales charges and includes the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedules of Investments for each fund which is included in this report for a complete list of fund holdings as of April 30, 2024. Securities mentioned in the Shareholders’ Letter, if not found in the Schedules of Investments, may have been held by the funds during the fiscal six-month period ended April 30, 2024.

Risk Disclosures

Alger Spectra Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Dynamic Opportunities Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Options and short sales could increase market exposure, magnifying losses and increasing volatility. Assets may be invested in Financial Derivatives Instruments (FDIs) such as Total Return Swaps (TRS) or options, which involve risks including possible counterparty default, illiquidity, and the risk of losses greater than if they had not been used. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Emerging Markets Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities, frontier markets, and emerging markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Responsible Investing Fund

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

For a more detailed discussion of the risks associated with a fund, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus and summary prospectus containing this and other information or for The Alger Funds II’s most recent month-end performance data, visit www.alger.com, call (800) 992-3863 or consult your financial advisor. Read the prospectus and summary prospectus carefully before investing.

Distributor: Fred Alger & Company, LLC

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

●	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

●	The HFRI Equity Hedge (Total) Index (“HFRI”) publishes equally weighted monthly performance based on a number of hedge funds reporting to create a composite, net of fees.

●	The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed markets countries (excluding the US) and emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the US.

●	The MSCI Emerging Markets Index captures large- and mid-cap representation across Emerging Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

●	The personal consumption expenditures index (PCE) is a measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services, constructed by the Bureau of Economic Analysis. The PCE price index is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior. The core PCE price index excludes two categories known for price volatility: food and energy.

●	The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment.

●	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

●	The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment.

●	The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is constructed to provide a comprehensive and unbiased barometer of the small-cap segment.

●	The Russell 3000 Growth Index combines the large-cap Russell 1000 Growth, the small-cap Russell 2000 Growth and the Russell Microcap Growth Index. It includes companies that are considered more growth oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 3000 Growth Index is constructed to provide a comprehensive, unbiased, and stable barometer of the growth opportunities within the broad market.

●	The Russell 3000 Index measures the performance of the largest 3,000 US companies of the investable US equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market.

●	The Russell Microcap Growth Index measures the performance of the microcap growth segment of the US equity market. It includes Russell Microcap companies with relatively higher price-to-book ratios, higher Institutional Broker Estimate System forecast medium term (2 year) growth and higher sales per share historical growth (5 years).

●	The Russell Microcap Index measures the performance of the microcap segment of the US equity market. The Russell Microcap Index is constructed to provide a comprehensive and unbiased barometer for the microcap segment trading on national exchanges.

●	The S&P 500 Index is an unmanaged index considered representative of large-cap growth stocks.

PORTFOLIO SUMMARY†

April 30, 2024 (Unaudited)

SECTORS	Alger Spectra Fund*	Alger Dynamic Opportunities Fund*	Alger Responsible Investing Fund
Communication Services	13.8%	5.5%	9.1%
Consumer Discretionary	14.0	0.9	14.1
Consumer Staples	(0.1)	(1.4)	2.2
Energy	1.0	1.9	0.0
Exchange Traded Funds	(0.9)	(1.2)	0.0
Financials	5.6	5.5	7.3
Health Care	10.1	13.9	10.4
Industrials	10.4	16.1	7.2
Information Technology	45.5	17.8	44.7
Market indices	(2.1)	(1.6)	0.0
Materials	1.0	(0.8)	0.7
Real Estate	1.2	1.0	1.6
Utilities	0.6	1.8	1.2
Total Equity Securities	100.1	59.4	98.5
Short-Term Investments and Net Other Assets	(0.1)	40.6	1.5
	100%	100%	100%

COUNTRY	Alger Emerging Markets Fund
Argentina	2.6%
Brazil	9.2
China	21.6
Greece	3.5
Hungary	2.3
India	15.1
Indonesia	4.3
Mexico	4.1
Philippines	2.3
Poland	1.7
Saudi Arabia	3.3
South Africa	4.2
South Korea	7.3
Taiwan	11.7
Thailand	2.5
Turkey	1.5
United Arab Emirates	2.0
Cash and Net Other Assets	0.8
100.0%

*	Includes short sales as a reduction of sector exposure.
†	Based on net assets for each Fund.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—107.8%
AEROSPACE & DEFENSE—4.9%
HEICO Corp., Cl. A	566,323	$93,924,669
TransDigm Group, Inc.	47,626	59,438,677
		153,363,346
APPAREL RETAIL—0.4%
Burlington Stores, Inc.*	70,434	12,673,894
APPLICATION SOFTWARE—3.9%
Adobe, Inc.*	83,659	38,719,895
AppLovin Corp., Cl. A*	237,742	16,777,453
Cadence Design Systems, Inc.*	122,156	33,669,858
HubSpot, Inc.*	15,419	9,326,490
Informatica, Inc., Cl. A*	732,682	22,691,162
		121,184,858
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Blue Owl Capital, Inc., Cl. A	1,509,764	28,519,442
AUTOMOBILE MANUFACTURERS—1.1%
Ferrari NV	23,483	9,761,883
Tesla, Inc.*	137,370	25,177,174
		34,939,057
AUTOMOTIVE PARTS & EQUIPMENT—0.9%
Mobileye Global, Inc., Cl. A*	1,060,640	29,220,632
BIOTECHNOLOGY—4.6%
Akero Therapeutics, Inc.*	169,181	3,365,010
Amgen, Inc.	61,136	16,747,596
Madrigal Pharmaceuticals, Inc.*	23,679	4,830,990
Natera, Inc.*	808,854	75,126,359
Nuvalent, Inc., Cl. A*	49,855	3,434,012
Sarepta Therapeutics, Inc.*	53,869	6,823,047
Vaxcyte, Inc.*	238,867	14,463,397
Vertex Pharmaceuticals, Inc.*	34,728	13,641,506
Viking Therapeutics, Inc.*	63,129	5,023,806
		143,455,723
BROADLINE RETAIL—10.1%
Amazon.com, Inc.+,*	1,526,379	267,116,325
MercadoLibre, Inc.*	31,324	45,692,319
		312,808,644
CARGO GROUND TRANSPORTATION—0.7%
Old Dominion Freight Line, Inc.	116,840	21,230,996
CASINOS & GAMING—1.4%
DraftKings, Inc., Cl. A*	684,958	28,466,855
Flutter Entertainment PLC*	76,517	14,175,453
		42,642,308

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—107.8% (CONT.)
COAL & CONSUMABLE FUELS—0.5%
Cameco Corp.	359,350	$16,397,140
COMMUNICATIONS EQUIPMENT—0.2%
Arista Networks, Inc.*	23,192	5,950,140
CONSTRUCTION & ENGINEERING—0.7%
Quanta Services, Inc.	80,767	20,883,116
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—0.8%
Wabtec Corp.	155,944	25,119,459
CONSTRUCTION MATERIALS—1.2%
Martin Marietta Materials, Inc.	65,724	38,584,589
CONSUMER STAPLES MERCHANDISE RETAIL—0.2%
Walmart, Inc.	109,088	6,474,373
COPPER—0.3%
Freeport-McMoRan, Inc.	207,828	10,378,930
ELECTRIC UTILITIES—0.6%
Constellation Energy Corp.	103,174	19,184,174
ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
Vertiv Holdings Co., Cl. A	523,531	48,688,383
ENVIRONMENTAL & FACILITIES SERVICES—1.8%
GFL Environmental, Inc.	1,743,870	55,629,453
FINANCIAL EXCHANGES & DATA—1.7%
S&P Global, Inc.	122,828	51,075,567
FOOTWEAR—0.3%
On Holding AG, Cl. A*	278,121	8,830,342
HEALTHCARE DISTRIBUTORS—1.0%
McKesson Corp.	56,357	30,275,544
HEALTHCARE EQUIPMENT—2.9%
Dexcom, Inc.*	129,314	16,473,310
Edwards Lifesciences Corp.*	131,306	11,117,679
Intuitive Surgical, Inc.*	115,740	42,895,559
Stryker Corp.	55,719	18,749,444
		89,235,992
HOMEFURNISHING RETAIL—0.4%
RH*	54,775	13,532,164
INTERACTIVE MEDIA & SERVICES—10.9%
Alphabet, Inc., Cl. C+,*	660,770	108,789,173
Meta Platforms, Inc., Cl. A	456,251	196,265,493
Pinterest, Inc., Cl. A*	1,019,834	34,113,447
		339,168,113
INTERNET SERVICES & INFRASTRUCTURE—1.2%
Cloudflare, Inc., Cl. A*	138,304	12,087,770

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—107.8% (CONT.)
INTERNET SERVICES & INFRASTRUCTURE—1.2% (CONT.)
MongoDB, Inc.*	32,562	$11,890,991
Snowflake, Inc., Cl. A*	81,138	12,592,617
		36,571,378
IT CONSULTING & OTHER SERVICES—0.7%
EPAM Systems, Inc.*	35,457	8,341,614
International Business Machines Corp.	81,017	13,465,025
		21,806,639
LIFE SCIENCES TOOLS & SERVICES—0.5%
Danaher Corp.	65,189	16,076,911
MANAGED HEALTHCARE—0.3%
UnitedHealth Group, Inc.	21,870	10,578,519
MOVIES & ENTERTAINMENT—3.5%
Liberty Media Corp. Series C Liberty Formula One, Cl. C*	540,400	37,811,788
Netflix, Inc.*	94,593	52,086,690
Spotify Technology SA*	71,680	20,101,939
		110,000,417
OIL & GAS EXPLORATION & PRODUCTION—0.5%
Diamondback Energy, Inc.	77,138	15,514,766
PASSENGER GROUND TRANSPORTATION—0.3%
Uber Technologies, Inc.*	146,381	9,700,669
PHARMACEUTICALS—1.9%
Eli Lilly & Co.	76,954	60,108,769
REAL ESTATE SERVICES—0.5%
CoStar Group, Inc.*	175,124	16,029,100
RESEARCH & CONSULTING SERVICES—0.3%
Equifax, Inc.	44,079	9,705,755
RESTAURANTS—0.4%
Shake Shack, Inc., Cl. A*	127,093	13,452,794
SEMICONDUCTORS—19.4%
Advanced Micro Devices, Inc.*	206,906	32,769,772
Astera Labs, Inc.*	118,521	10,045,840
Broadcom, Inc.	47,871	62,245,225
Marvell Technology, Inc.	749,451	49,396,315
Micron Technology, Inc.	420,510	47,500,810
NVIDIA Corp.+	397,438	343,394,381
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	423,433	58,154,288
		603,506,631
SYSTEMS SOFTWARE—15.2%
Crowdstrike Holdings, Inc., Cl. A*	9,990	2,922,475
Microsoft Corp.+	1,147,710	446,837,934

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—107.8% (CONT.)
SYSTEMS SOFTWARE—15.2% (CONT.)
ServiceNow, Inc.*	35,150	$24,370,549
		474,130,958
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—5.9%
Apple, Inc.+	1,022,324	174,132,447
Dell Technologies, Inc., Cl. C	66,198	8,250,919
		182,383,366
TRANSACTION & PAYMENT PROCESSING SERVICES—3.2%
Block, Inc., Cl. A*	115,619	8,440,187
PayPal Holdings, Inc.*	213,214	14,481,495
Visa, Inc., Cl. A	278,567	74,825,882
		97,747,564
TOTAL COMMON STOCKS
(Cost $1,833,591,908)		3,356,760,615
PREFERRED STOCKS—0.2%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D(a),(b),*,@	2,912,012	—
DIVERSIFIED FINANCIAL SERVICES—0.2%
Chime Financial, Inc., Series G(b),*,@	188,583	7,019,059
TOTAL PREFERRED STOCKS
(Cost $26,129,444)		7,019,059
REAL ESTATE INVESTMENT TRUST—0.7%
DATA CENTER—0.7%
Equinix, Inc.	31,301	22,258,454
(Cost $26,731,614)		22,258,454
SPECIAL PURPOSE VEHICLE—0.4%
DIVERSIFIED FINANCIAL SERVICES—0.4%
Crosslink Ventures C, LLC, Cl. A(a),(b),*,@		6,679,386
Crosslink Ventures C, LLC, Cl. B(a),(b),*,@		4,157,577
		10,836,963
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $11,925,000)		10,836,963

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
SHORT-TERM SECURITIES—0.0%
MONEY MARKET FUNDS—0.0%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(c)	65,207	$65,207
(Cost $65,207)		65,207
Total Investments
(Cost $1,898,443,173)	109.1%	$3,396,940,298
Affiliated Securities (Cost $25,029,054)		10,836,963
Unaffiliated Securities (Cost $1,873,414,119)		3,386,103,335
Securities Sold Short (Proceeds $281,236,147)	(9.0)%	(279,187,303)
Liabilities in Excess of Other Assets	(0.1)%	(4,941,882)
NET ASSETS	100.0%	$3,112,811,113

ADR American Depositary Receipts

(a)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.
(c)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.
+	All or a portion of this security is held as collateral for securities sold short.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	Market Value	% of net assets as of 4/30/2024
Chime Financial, Inc., Series G	8/24/21	$13,025,390	$7,019,059	0.2%
Crosslink Ventures C, LLC, Cl. A	10/2/20	7,350,000	6,679,386	0.2%
Crosslink Ventures C, LLC, Cl. B	12/16/20	4,575,000	4,157,577	0.2%
Prosetta Biosciences, Inc., Series D	2/6/15	13,104,054	0	0.0%
Total			$17,856,022	0.6%

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—(9.0)%
APPAREL ACCESSORIES & LUXURY GOODS—(0.1)%
PVH Corp.	(31,005)	$(3,373,344)
APPLICATION SOFTWARE—(0.2)%
Atlassian Corp., Cl. A*	(23,303)	(4,015,107)
Aurora Innovation, Inc., Cl. A*	(611,921)	(1,698,081)
		(5,713,188)
AUTOMOBILE MANUFACTURERS—(0.1)%
Rivian Automotive, Inc. , Cl. A*	(208,708)	(1,857,501)
AUTOMOTIVE PARTS & EQUIPMENT—(0.1)%
QuantumScape Corp., Cl. A*	(337,970)	(1,831,797)
BIOTECHNOLOGY—(0.2)%
SPDR S&P Biotech ETF	(75,384)	(6,378,994)
BROADCASTING—(0.1)%
TEGNA, Inc.	(219,370)	(2,992,207)
BROADLINE RETAIL—(0.2)%
Etsy, Inc.*	(50,455)	(3,464,745)
MINISO Group Holding, Ltd. ADR	(73,979)	(1,662,308)
		(5,127,053)
CABLE & SATELLITE—(0.2)%
Charter Communications, Inc., Cl. A	(24,277)	(6,213,455)
COMMUNICATIONS EQUIPMENT—(0.2)%
Cisco Systems, Inc.	(161,188)	(7,572,612)
DATA PROCESSING & OUTSOURCED SERVICES—0.0%
Maximus, Inc.	(18,657)	(1,497,784)
DIVERSIFIED CHEMICALS—(0.1)%
The Chemours Co.	(122,664)	(3,281,262)
ELECTRICAL COMPONENTS & EQUIPMENT—(0.3)%
Atkore, Inc.	(29,092)	(5,099,828)
Rockwell Automation, Inc.	(10,206)	(2,765,418)
		(7,865,246)
FINANCIAL EXCHANGES & DATA—(0.1)%
Moody’s Corp.	(8,680)	(3,214,464)
HEALTHCARE EQUIPMENT—(0.2)%
Abbott Laboratories	(13,811)	(1,463,552)
Envista Holdings Corp.*	(176,791)	(3,479,247)
Omnicell, Inc.*	(153,781)	(4,122,869)
		(9,065,668)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—(9.0)% (CONT.)
HEALTHCARE SERVICES—(0.1)%
CVS Health Corp.	(44,441)	$(3,009,100)
HEALTHCARE SUPPLIES—(0.1)%
DENTSPLY SIRONA, Inc.	(99,499)	(2,985,965)
HEALTHCARE TECHNOLOGY—(0.1)%
Veeva Systems, Inc., Cl. A*	(11,165)	(2,216,922)
HOME IMPROVEMENT RETAIL—(0.1)%
Floor & Decor Holdings, Inc., Cl. A*	(26,434)	(2,916,463)
INDUSTRIAL CONGLOMERATES—(0.1)%
Honeywell International, Inc.	(16,500)	(3,180,045)
INTERACTIVE MEDIA & SERVICES—(0.2)%
Yelp, Inc.*	(171,505)	(6,901,361)
IT CONSULTING & OTHER SERVICES—(0.3)%
Amdocs, Ltd.	(37,069)	(3,113,425)
Globant SA*	(41,748)	(7,455,775)
		(10,569,200)
LEISURE PRODUCTS—(0.2)%
Mattel, Inc.*	(175,000)	(3,206,000)
YETI Holdings, Inc.	(86,472)	(3,088,780)
		(6,294,780)
MANAGED HEALTHCARE—(0.1)%
Progyny, Inc.*	(89,886)	(2,881,745)
MARKET INDICES—(3.0)%
Direxion NASDAQ-100 Equal Weighted Index Shares	(70,918)	(5,982,642)
iShares MSCI United Kingdom ETF	(98,891)	(3,431,518)
iShares Russell 2000 ETF	(64,314)	(12,599,113)
Renaissance IPO ETF*	(44,752)	(1,663,432)
SPDR S&P 500 ETF Trust	(106,935)	(53,679,231)
VanEck Semiconductor ETF	(76,289)	(16,332,712)
		(93,688,648)
METAL, GLASS & PLASTIC CONTAINERS—(0.1)%
Ball Corp.	(48,138)	(3,348,961)
OTHER SPECIALTY RETAIL—(0.1)%
MarineMax, Inc.*	(50,090)	(1,235,720)
Ulta Beauty, Inc.*	(7,452)	(3,016,868)
		(4,252,588)
PACKAGED FOODS & MEATS—(0.3)%
Campbell Soup Co.	(153,904)	(7,034,952)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—(9.0)% (CONT.)
PACKAGED FOODS & MEATS—(0.3)% (CONT.)
The J M Smucker Co.	(25,497)	$(2,928,330)
		(9,963,282)
PAPER PACKAGING—(0.1)%
Amcor PLC	(343,965)	(3,075,047)
PASSENGER AIRLINES—(0.2)%
American Airlines Group, Inc.*	(240,875)	(3,254,221)
Southwest Airlines Co.	(118,875)	(3,083,618)
		(6,337,839)
PASSENGER GROUND TRANSPORTATION—(0.1)%
Avis Budget Group, Inc.	(28,535)	(2,723,666)
PHARMACEUTICALS—(0.3)%
Consumer Discretionary Select Sector SPDR Fund	(35,989)	(6,320,388)
Perrigo Co. PLC	(106,876)	(3,490,570)
		(9,810,958)
PUBLISHING—(0.1)%
The New York Times Co., Cl. A	(37,000)	(1,592,110)
RESTAURANTS—(0.1)%
McDonald’s Corp.	(12,000)	(3,276,480)
SEMICONDUCTORS—(0.3)%
GLOBALFOUNDRIES, Inc.*	(102,358)	(5,003,259)
Universal Display Corp.	(19,244)	(3,040,167)
		(8,043,426)
SPECIALTY CHEMICALS—(0.2)%
PPG Industries, Inc.	(47,055)	(6,070,095)
SYSTEMS SOFTWARE—(0.5)%
Akamai Technologies, Inc.*	(31,000)	(3,128,830)
Technology Select Sector SPDR Fund	(28,896)	(5,671,418)
Teradata Corp.*	(134,138)	(4,976,520)
		(13,776,768)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(0.1)%
Logitech International SA	(37,651)	(2,951,462)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER SPECTRA FUND

Schedule of Investments - Securities Sold Short April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—(9.0)% (CONT.)
TRANSACTION & PAYMENT PROCESSING SERVICES—(0.1)%
EVERTEC, Inc.	(88,884)	$(3,335,817)
TOTAL COMMON STOCKS
(Proceeds $281,236,147)		$(279,187,303)
Total Securities Sold Short
(Proceeds $281,236,147)		$(279,187,303)

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND
Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—90.6%
ADVERTISING—0.7%
The Trade Desk, Inc., Cl. A+,*	20,252	$1,677,878
AEROSPACE & DEFENSE—7.0%
AAR Corp.*	11,167	772,086
Cadre Holdings, Inc.	9,110	303,819
HEICO Corp.+	19,427	4,029,160
HEICO Corp., Cl. A	7,109	1,179,028
Kratos Defense & Security Solutions, Inc.+,*	23,468	418,200
Loar Holdings, Inc.*	4,551	238,108
TransDigm Group, Inc.+	7,141	8,912,182
		15,852,583
APPAREL RETAIL—0.3%
Aritzia, Inc.*	27,744	718,263
APPLICATION SOFTWARE—9.2%
Agilysys, Inc.*	8,160	677,688
AppFolio, Inc., Cl. A+,*	4,772	1,082,194
AppLovin Corp., Cl. A*	33,310	2,350,687
Cadence Design Systems, Inc.*	4,216	1,162,056
Dynatrace Inc*	29,611	1,341,674
HashiCorp, Inc., Cl. A*	35,413	1,149,506
HubSpot, Inc.*	3,339	2,019,661
Informatica, Inc., Cl. A*	34,670	1,073,730
Intapp, Inc.*	6,398	197,826
nCino, Inc.*	35,887	1,046,465
Palantir Technologies Inc., Cl. A*	20,755	455,987
PROS Holdings, Inc.*	9,319	305,197
Samsara, Inc., Cl. A*	29,236	1,021,214
Sprout Social, Inc., Cl. A*	25,437	1,283,297
SPS Commerce, Inc.+,*	9,624	1,673,325
Vertex, Inc., Cl. A+,*	134,118	3,906,857
		20,747,364
ASSET MANAGEMENT & CUSTODY BANKS—2.3%
Blue Owl Capital, Inc., Cl. A	50,128	946,918
Hamilton Lane, Inc., Cl. A+	10,090	1,127,255
StepStone Group, Inc., Cl. A+	89,187	3,216,975
		5,291,148
AUTOMOTIVE PARTS & EQUIPMENT—0.2%
Mobileye Global, Inc., Cl. A*	18,523	510,309
BIOTECHNOLOGY—7.2%
ACADIA Pharmaceuticals, Inc.+,*	162,904	2,722,126
Akero Therapeutics, Inc.*	4,452	88,550
Autolus Therapeutics PLC ADR*	48,940	180,099
Biohaven, Ltd.*	2,756	106,933

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—90.6% (CONT.)
BIOTECHNOLOGY—7.2% (CONT.)
BioMarin Pharmaceutical, Inc.+,*	18,164	$1,466,925
Cabaletta Bio, Inc.+,*	104,295	1,110,220
Madrigal Pharmaceuticals, Inc.*	6,048	1,233,913
Natera, Inc.+,*	87,309	8,109,260
Nuvalent, Inc., Cl. A*	1,349	92,919
Regeneron Pharmaceuticals, Inc.*	106	94,410
Sarepta Therapeutics, Inc.*	807	102,215
Ultragenyx Pharmaceutical, Inc.*	17,077	726,455
Vaxcyte, Inc.*	3,162	191,459
		16,225,484
BROADLINE RETAIL—4.8%
Amazon.com, Inc.+,*	43,929	7,687,575
MercadoLibre, Inc.+,*	821	1,197,593
Ollie’s Bargain Outlet Holdings, Inc.+,*	27,918	2,041,922
		10,927,090
CARGO GROUND TRANSPORTATION—1.5%
Old Dominion Freight Line, Inc.	6,599	1,199,104
RXO, Inc.*	70,787	1,338,582
XPO, Inc.*	7,916	850,654
		3,388,340
CASINOS & GAMING—0.6%
DraftKings, Inc., Cl. A*	34,648	1,439,971
COAL & CONSUMABLE FUELS—0.8%
Cameco Corp.	37,593	1,715,369
CONSTRUCTION & ENGINEERING—0.8%
Quanta Services, Inc.	7,133	1,844,308
CONSUMER ELECTRONICS—0.3%
Garmin, Ltd.	4,381	632,923
CONSUMER FINANCE—0.3%
Upstart Holdings, Inc.+,*	27,135	600,498
DIVERSIFIED BANKS—1.6%
JPMorgan Chase & Co.+	18,892	3,622,352
ELECTRIC UTILITIES—1.8%
Constellation Energy Corp.	16,164	3,005,534
NextEra Energy, Inc.	15,447	1,034,486
		4,040,020
ELECTRICAL COMPONENTS & EQUIPMENT—1.3%
Vertiv Holdings Co., Cl. A	32,471	3,019,803
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.2%
Novanta, Inc.*	3,044	476,386

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—90.6% (CONT.)
ENVIRONMENTAL & FACILITIES SERVICES—4.0%
Casella Waste Systems, Inc., Cl. A+,*	36,192	$3,271,757
Montrose Environmental Group, Inc.+,*	66,494	2,887,169
Waste Connections, Inc.+	17,634	2,858,295
		9,017,221
FOOTWEAR—0.7%
Deckers Outdoor Corp.*	553	452,614
NIKE, Inc., Cl. B	1,094	100,932
On Holding AG, Cl. A*	31,254	992,315
		1,545,861
HEALTHCARE DISTRIBUTORS—0.3%
McKesson Corp.	1,236	663,992
HEALTHCARE EQUIPMENT—7.9%
Edwards Lifesciences Corp.*	2,268	192,032
Glaukos Corp.+,*	59,181	5,681,376
Impulse Dynamics PLC, Series A(a),*,@	3,485,265	2,230,570
Impulse Dynamics PLC, Series F-1(a),*,@	718,468	718,468
Inmode, Ltd.*	24,168	415,448
Inogen, Inc.*	46,616	316,989
Inspire Medical Systems, Inc.+,*	6,087	1,470,984
Insulet Corp.+,*	7,921	1,361,937
Intuitive Surgical, Inc.*	2,495	924,697
Nevro Corp.+,*	100,882	1,067,331
Stryker Corp.	283	95,229
Tandem Diabetes Care, Inc.*	89,182	3,272,088
		17,747,149
HEALTHCARE SERVICES—0.7%
Agiliti, Inc.*	44,202	448,650
NeoGenomics, Inc.*	73,176	1,018,610
		1,467,260
HEALTHCARE TECHNOLOGY—0.6%
Definitive Healthcare Corp.*	109,588	760,541
Veeva Systems, Inc., Cl. A*	3,360	667,161
		1,427,702
HOMEBUILDING—0.5%
D.R. Horton, Inc.	7,964	1,134,790
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
First Advantage Corp.	7,896	128,705
Paylocity Holding Corp.+,*	8,778	1,361,994
		1,490,699
INTERACTIVE HOME ENTERTAINMENT—0.5%
Take-Two Interactive Software, Inc.*	8,261	1,179,753

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—90.6% (CONT.)
INTERACTIVE MEDIA & SERVICES—2.5%
Meta Platforms, Inc., Cl. A+	11,084	$4,768,004
Pinterest, Inc., Cl. A+,*	22,665	758,144
		5,526,148
INVESTMENT BANKING & BROKERAGE—1.2%
The Goldman Sachs Group, Inc.	6,060	2,585,863
IT CONSULTING & OTHER SERVICES—0.1%
Globant SA*	1,582	282,529
LEISURE FACILITIES—0.2%
Planet Fitness, Inc., Cl. A+,*	5,718	342,165
LEISURE PRODUCTS—0.0%
Latham Group, Inc.*	4,938	13,826
MANAGED HEALTHCARE—1.3%
Progyny, Inc.+,*	87,750	2,813,265
MOVIES & ENTERTAINMENT—3.7%
Netflix, Inc.+,*	8,060	4,438,158
Spotify Technology SA+,*	14,247	3,995,429
		8,433,587
OIL & GAS EQUIPMENT & SERVICES—0.3%
Core Laboratories, Inc.+	36,463	576,115
OIL & GAS EXPLORATION & PRODUCTION—0.8%
Diamondback Energy, Inc.	9,212	1,852,810
PACKAGED FOODS & MEATS—0.9%
Lamb Weston Holdings, Inc.	23,239	1,936,738
PASSENGER AIRLINES—1.2%
Joby Aviation, Inc.*	545,986	2,757,229
PASSENGER GROUND TRANSPORTATION—0.4%
Uber Technologies, Inc.+,*	12,502	828,508
PERSONAL CARE PRODUCTS—0.0%
Oddity Tech, Ltd., Cl. A*	22	716
PHARMACEUTICALS—0.7%
Eli Lilly & Co.+	2,021	1,578,603
PROPERTY & CASUALTY INSURANCE—0.6%
Palomar Holdings, Inc.*	18,178	1,430,063
REAL ESTATE SERVICES—1.6%
FirstService Corp.+	25,005	3,675,735
REGIONAL BANKS—0.0%
Seacoast Banking Corp. of Florida	3,066	70,733
RESTAURANTS—1.4%
Kura Sushi USA, Inc., Cl. A*	18,620	2,049,690
Shake Shack, Inc., Cl. A*	6,699	709,089

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—90.6% (CONT.)
RESTAURANTS—1.4% (CONT.)
Wingstop, Inc.	1,229	$472,907
		3,231,686
SEMICONDUCTOR MATERIALS & EQUIPMENT—0.4%
Applied Materials, Inc.	4,681	929,881
SEMICONDUCTORS—10.1%
Advanced Micro Devices, Inc.+,*	16,547	2,620,714
Astera Labs, Inc.*	34,664	2,938,121
Broadcom, Inc.	1,559	2,027,121
First Solar, Inc.*	10,618	1,871,953
Impinj, Inc.*	8,341	1,329,388
NVIDIA Corp.+	8,435	7,288,009
Rambus, Inc.*	16,289	892,963
Semtech Corp.*	15,395	579,160
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	23,790	3,267,319
		22,814,748
SYSTEMS SOFTWARE—3.3%
Crowdstrike Holdings, Inc., Cl. A*	9,359	2,737,882
Microsoft Corp.+	11,912	4,637,699
		7,375,581
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.6%
Dell Technologies, Inc., Cl. C	10,575	1,318,068
TRADING COMPANIES & DISTRIBUTORS—1.5%
SiteOne Landscape Supply, Inc.+,*	11,954	1,875,463
Watsco, Inc.	3,198	1,431,809
Xometry, Inc., Cl. A*	7,065	126,251
		3,433,523
TRANSACTION & PAYMENT PROCESSING SERVICES—1.0%
Flywire Corp.+,*	60,771	1,245,805
PayPal Holdings, Inc.*	10,280	698,218
Toast, Inc., Cl. A*	14,291	337,696
		2,281,719
TOTAL COMMON STOCKS
(Cost $174,813,802)		204,494,355
PREFERRED STOCKS—0.0%
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D(a),(b),*,@	41,418	—
(Cost $186,381)		—

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
RIGHTS—0.0%
BIOTECHNOLOGY—0.0%
Tolero CDR(a),*,@	126,108	$75,665
(Cost $67,639)		75,665
TOTAL RIGHTS
(Cost $67,639)		75,665
SPECIAL PURPOSE VEHICLE—0.6%
DIVERSIFIED FINANCIAL SERVICES—0.6%
Crosslink Ventures C, LLC, Cl. A(a),(b),*,@		840,603
Crosslink Ventures C, LLC, Cl. B(a),(b),*,@		499,818
		1,340,421
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,475,000)		1,340,421
SHORT-TERM SECURITIES—4.2%
MONEY MARKET FUNDS—4.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(c)	9,317,589	9,317,589
(Cost $9,317,589)		9,317,589
Total Investments
(Cost $185,860,411)	95.4%	$215,228,030
Affiliated Securities (Cost $1,661,381)		1,340,421
Unaffiliated Securities (Cost $184,199,030)		213,887,609
Securities Sold Short (Proceeds $81,670,913)	(31.8)%	(71,784,056)
Other Assets in Excess of Liabilities	36.4%	82,276,761
NET ASSETS	100.0%	$225,720,735

ADR American Depositary Receipts

CDR Contingent Deferred Rights

(a)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures approved by the Board of Trustees.
(b)	Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 - Affiliated Securities.
(c)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.
+	All or a portion of this security is held as collateral for securities sold short.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

Security	Acquisition Date(s)	Acquisition Cost	Market Value	% of net assets as of 4/30/2024
Crosslink Ventures C, LLC, Cl. A	10/2/20	$925,000	$840,603	0.4%
Crosslink Ventures C, LLC, Cl. B	12/2/20	550,000	499,818	0.2%
Impulse Dynamics PLC, Series A	2/11/22	3,485,265	2,230,570	1.0%
Impulse Dynamics PLC, Series F-1	6/2/23	716,529	718,468	0.3%
Prosetta Biosciences, Inc., Series D	2/6/15	186,381	0	0.0%
Tolero CDR	2/6/17	67,639	75,665	0.0%
	Total		$4,365,124	1.9%

Over the counter - Contracts for difference outstanding as of April 30, 2024:

Contract Amount	Counterparty	Reference Company	Market Value	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
(5,938)	BNP Paribas	Carvana Co.	$(312,080)	$—	$(312,080)	$(312,080)
(595,021)	BNP Paribas	Ses Ai Corp.	(41,049)	—	(41,049)	(41,049)
Total			$(353,129)	$—	$(353,129)	$(353,129)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—(31.8)%
ADVERTISING—(0.5)%
Omnicom Group, Inc.	(10,968)	$(1,018,269)
AEROSPACE & DEFENSE—(0.4)%
Archer Aviation, Inc., Cl. A*	(36,293)	(140,817)
The Boeing Co.*	(4,361)	(731,950)
		(872,767)
AIR FREIGHT & LOGISTICS—(0.3)%
United Parcel Service, Inc., Cl. B	(4,576)	(674,869)
APPAREL ACCESSORIES & LUXURY GOODS—(0.5)%
Brunello Cucinelli SpA	(6,095)	(622,070)
Columbia Sportswear Co.	(5,491)	(437,248)
		(1,059,318)
APPAREL RETAIL—(1.7)%
SPDR S&P Retail ETF	(52,385)	(3,760,719)
APPLICATION SOFTWARE—(2.2)%
Atlassian Corp., Cl. A*	(3,175)	(547,053)
Aurora Innovation, Inc., Cl. A*	(694,852)	(1,928,214)
Intuit, Inc.	(2,082)	(1,302,541)
Klaviyo, Inc., Cl. A*	(13,973)	(312,995)
SoundHound AI, Inc., Cl. A*	(204,547)	(867,279)
		(4,958,082)
AUTOMOBILE MANUFACTURERS—(1.2)%
Fisker, Inc.*	(55,316)	(2,766)
Ford Motor Co.	(25,395)	(308,549)
Lucid Group, Inc.*	(531,915)	(1,356,383)
Rivian Automotive, Inc. , Cl. A*	(133,667)	(1,189,636)
		(2,857,334)
AUTOMOTIVE PARTS & EQUIPMENT—(0.6)%
LCI Industries	(600)	(62,388)
QuantumScape Corp., Cl. A*	(233,504)	(1,265,592)
		(1,327,980)
BIOTECHNOLOGY—(1.2)%
CRISPR Therapeutics AG*	(6,759)	(358,159)
SPDR S&P Biotech ETF	(15,081)	(1,276,154)
Twist Bioscience Corp.*	(31,376)	(979,873)
		(2,614,186)
BROADLINE RETAIL—(0.4)%
Etsy, Inc.*	(7,756)	(532,605)
Savers Value Village, Inc.*	(23,174)	(382,835)
		(915,440)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—(31.8)% (CONT.)
BUILDING PRODUCTS—(0.2)%
A.O. Smith Corp.	(3,101)	$(256,887)
Zurn Elkay Water Solutions Corp.	(8,686)	(271,698)
		(528,585)
CABLE & SATELLITE—(0.5)%
Charter Communications, Inc., Cl. A	(4,052)	(1,037,069)
CASINOS & GAMING—(0.1)%
Caesars Entertainment, Inc.*	(8,634)	(309,270)
COMMODITY CHEMICALS—(0.5)%
PureCycle Technologies, Inc.*	(244,348)	(1,141,105)
COMMUNICATIONS EQUIPMENT—(0.4)%
Cisco Systems, Inc.	(20,270)	(952,285)
CONSTRUCTION & ENGINEERING—(0.3)%
Ameresco, Inc., Cl. A*	(26,965)	(564,377)
DISTRIBUTORS—(0.4)%
Pool Corp.	(2,536)	(919,376)
EDUCATION SERVICES—(0.3)%
Bright Horizons Family Solutions, Inc.*	(5,981)	(620,290)
ELECTRICAL COMPONENTS & EQUIPMENT—(0.6)%
Atkore, Inc.	(2,238)	(392,321)
Enovix Corp.*	(18,759)	(117,431)
Freyr Battery, Inc.*	(212,154)	(350,054)
Rockwell Automation, Inc.	(976)	(264,457)
		(1,124,263)
ELECTRONIC EQUIPMENT & INSTRUMENTS—(0.4)%
Keysight Technologies, Inc.*	(4,573)	(676,530)
SmartRent, Inc.*	(116,662)	(270,656)
		(947,186)
ELECTRONIC MANUFACTURING SERVICES—(0.7)%
IPG Photonics Corp.*	(17,984)	(1,510,296)
HEALTHCARE DISTRIBUTORS—(0.3)%
Patterson Cos., Inc.	(25,451)	(648,237)
HEALTHCARE EQUIPMENT—(1.0)%
Envista Holdings Corp.*	(33,284)	(655,029)
Globus Medical, Inc., Cl. A*	(12,356)	(615,205)
IDEXX Laboratories, Inc.*	(634)	(312,410)
Omnicell, Inc.*	(27,866)	(747,087)
		(2,329,731)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—(31.8)% (CONT.)
HEALTHCARE FACILITIES—(0.3)%
US Physical Therapy, Inc.	(6,432)	$(652,912)
HEALTHCARE SERVICES—(0.4)%
23andMe Holding Co., Cl. A*	(505,431)	(253,827)
DocGo, Inc.*	(4,671)	(15,788)
Laboratory Corp. of America Holdings	(3,274)	(659,285)
		(928,900)
HEALTHCARE SUPPLIES—(0.8)%
Haemonetics Corp.*	(9,189)	(844,929)
STAAR Surgical Co.*	(17,185)	(789,823)
		(1,634,752)
HEALTHCARE TECHNOLOGY—(0.2)%
Simulations Plus, Inc.	(12,357)	(560,390)
HOME IMPROVEMENT RETAIL—(0.4)%
Floor & Decor Holdings, Inc., Cl. A*	(8,538)	(941,998)
HOTELS RESORTS & CRUISE LINES—(0.4)%
Expedia Group, Inc.*	(2,825)	(380,330)
Soho House & Co., Inc.*	(107,467)	(559,903)
		(940,233)
INDUSTRIAL MACHINERY & SUPPLIES &
COMPONENTS—(0.2)%
Desktop Metal, Inc., Cl. A*	(96,952)	(75,855)
Symbotic, Inc.*	(10,896)	(420,259)
Velo3D, Inc.*	(393,836)	(104,209)
		(600,323)
INTEGRATED TELECOMMUNICATION SERVICES—(0.3)%
AT&T, Inc.	(44,344)	(748,970)
LEISURE PRODUCTS—(0.1)%
Mattel, Inc.*	(17,231)	(315,672)
MANAGED HEALTHCARE—(0.3)%
Humana, Inc.	(1,991)	(601,461)
MARKET INDICES—(2.8)%
iShares China Large-Cap ETF	(138,803)	(3,538,089)
KraneShares CSI China Internet ETF	(50,483)	(1,406,961)
Xtrackers Harvest CSI 300 China A-Shares ETF	(53,732)	(1,323,957)
		(6,269,007)
METAL, GLASS & PLASTIC CONTAINERS—(0.3)%
Ball Corp.	(10,667)	(742,103)
MOVIES & ENTERTAINMENT—(0.1)%
Sphere Entertainment Co.*	(8,131)	(315,971)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—(31.8)% (CONT.)
MOVIES & ENTERTAINMENT—(0.1)% (CONT.)
Vivid Seats, Inc., Cl. A*	(13,669)	$(71,899)
		(387,870)
PACKAGED FOODS & MEATS—(1.4)%
Campbell Soup Co.	(14,993)	(685,330)
McCormick & Co., Inc.	(17,433)	(1,325,954)
The Kraft Heinz Co.	(28,406)	(1,096,756)
		(3,108,040)
PHARMACEUTICALS—(0.3)%
Zoetis, Inc.	(4,369)	(695,720)
PROPERTY & CASUALTY INSURANCE—(0.4)%
Lemonade, Inc.*	(49,950)	(860,639)
PUBLISHING—(0.5)%
The New York Times Co., Cl. A	(23,638)	(1,017,143)
REAL ESTATE OPERATING COMPANIES—(0.4)%
Seritage Growth Properties, Cl. A*	(99,616)	(930,413)
REAL ESTATE SERVICES—(0.2)%
Opendoor Technologies, Inc.*	(148,407)	(295,330)
Redfin Corp.*	(44,418)	(249,185)
		(544,515)
REGIONAL BANKS—(1.1)%
Bank OZK	(41,259)	(1,842,214)
Stellar Bancorp, Inc.	(25,958)	(576,268)
		(2,418,482)
RESEARCH & CONSULTING SERVICES—(0.3)%
Franklin Covey Co.*	(17,021)	(662,798)
RESTAURANTS—(1.7)%
Cracker Barrel Old Country Store, Inc.	(10,927)	(635,842)
First Watch Restaurant Group, Inc.*	(20,673)	(527,575)
McDonald’s Corp.	(4,986)	(1,361,377)
Wendy’s Co./The	(50,078)	(1,001,059)
Yum! Brands, Inc.	(2,677)	(378,126)
		(3,903,979)
SEMICONDUCTOR MATERIALS & EQUIPMENT—(0.1)%
Enphase Energy, Inc.*	(2,878)	(313,011)
SEMICONDUCTORS—(2.3)%
GLOBALFOUNDRIES, Inc.*	(13,424)	(656,165)
indie Semiconductor, Inc., Cl. A*	(240,227)	(1,350,076)
Intel Corp.	(20,260)	(617,322)
On Semiconductor*	(9,249)	(648,910)

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER DYNAMIC OPPORTUNITIES FUND

Schedule of Investments - Securities Sold Short April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—(31.8)% (CONT.)
SEMICONDUCTORS—(2.3)% (CONT.)
Texas Instruments, Inc.	(6,805)	$(1,200,538)
Universal Display Corp.	(4,340)	(685,633)
		(5,158,644)
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—(0.9)%
Monster Beverage Corp.*	(23,875)	(1,276,119)
PepsiCo, Inc.	(4,055)	(713,315)
		(1,989,434)
SPECIALIZED CONSUMER SERVICES—(0.3)%
Service Corp. International	(10,522)	(754,533)
SYSTEMS SOFTWARE—(0.3)%
Fortinet, Inc.*	(9,488)	(599,452)
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—(0.3)%
Logitech International SA	(8,114)	(636,056)
TOTAL COMMON STOCKS
(Proceeds $81,401,547)		$(71,608,484)
REAL ESTATE INVESTMENT TRUST—0.0%
DIVERSIFIED—0.0%
Empire State Realty Trust, Inc.	(9,953)	(90,572)
OFFICE—0.0%
Paramount Group, Inc.	(18,319)	(85,000)
TOTAL REAL ESTATE INVESTMENT TRUST
(Proceeds $269,366)		$(175,572)
Total Securities Sold Short
(Proceeds $81,670,913)		$(71,784,056)

* Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—99.2%
ARGENTINA—2.6%
RESTAURANTS—2.6%
Arcos Dorados Holdings, Inc., Cl. A	48,715	$525,148
(Cost $624,575)
BRAZIL—9.2%
BROADLINE RETAIL—2.6%
MercadoLibre, Inc.*	351	512,004
DIVERSIFIED BANKS—3.1%
NU Holdings, Ltd., Cl. A*	58,139	631,389
OIL & GAS EXPLORATION & PRODUCTION—2.1%
PRIO SA	46,000	426,461
PASSENGER GROUND TRANSPORTATION—1.4%
Localiza Rent a Car SA	29,000	274,161
TOTAL BRAZIL
(Cost $1,353,839)		1,844,015
CHINA—21.6%
APPAREL ACCESSORIES & LUXURY GOODS—2.7%
ANTA Sports Products, Ltd.	47,400	536,615
APPLICATION SOFTWARE—1.9%
Shanghai Baosight Software Co., Ltd., Cl. A	68,956	389,550
AUTOMOBILE MANUFACTURERS—1.6%
BYD Co., Ltd., Cl. H	11,889	325,908
BROADLINE RETAIL—2.0%
PDD Holdings, Inc. ADR*	3,212	402,078
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—2.7%
Weichai Power Co., Ltd., Cl. H	259,706	530,674
DISTILLERS & VINTNERS—2.8%
Kweichow Moutai Co., Ltd., Cl. A	2,370	555,654
HOTELS RESORTS & CRUISE LINES—3.7%
Trip.com Group, Ltd. ADR*	15,270	736,930
INTERACTIVE MEDIA & SERVICES—2.1%
Kuaishou Technology, Cl. B*	61,133	428,586
PERSONAL CARE PRODUCTS—2.1%
Proya Cosmetics Co., Ltd., Cl. A	28,413	428,663
TOTAL CHINA
(Cost $3,875,491)		4,334,658
GREECE—3.5%
CASINOS & GAMING—1.5%
OPAP SA	17,573	292,748

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—99.2% (CONT.)
GREECE—3.5% (CONT.)
INDUSTRIAL CONGLOMERATES—2.0%
Mytilineos SA	9,877	$400,711
TOTAL GREECE
(Cost $576,650)		693,459
HUNGARY—2.3%
PHARMACEUTICALS—2.3%
Richter Gedeon Nyrt	18,430	469,320
(Cost $509,140)
INDIA—15.1%
AEROSPACE & DEFENSE—2.9%
Bharat Electronics, Ltd.	205,000	573,256
DIVERSIFIED BANKS—3.9%
ICICI Bank, Ltd. ADR	28,603	787,441
HOTELS RESORTS & CRUISE LINES—1.9%
MakeMyTrip, Ltd.*	5,823	385,541
IT CONSULTING & OTHER SERVICES—2.6%
HCL Technologies, Ltd.	32,229	525,816
MOTORCYCLE MANUFACTURERS—1.7%
TVS Motor Co., Ltd.	13,443	330,999
RESTAURANTS—2.1%
Zomato, Ltd.*	181,893	419,796
TOTAL INDIA
(Cost $2,594,938)		3,022,849
INDONESIA—4.3%
DIVERSIFIED BANKS—2.3%
PT Bank Central Asia Tbk	757,599	455,533
OIL & GAS STORAGE & TRANSPORTATION—2.0%
PT AKR Corporindo Tbk	3,995,330	411,573
TOTAL INDONESIA
(Cost $885,652)		867,106
MEXICO—4.1%
DIVERSIFIED BANKS—1.9%
Grupo Financiero Banorte S.A.B de CV, Cl. O	39,400	390,809
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—2.2%
Arca Continental SAB de CV	44,792	435,768
TOTAL MEXICO
(Cost $950,494)		826,577

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—99.2% (CONT.)
PHILIPPINES—2.3%
MARINE PORTS & SERVICES—2.3%
International Container Terminal Services, Inc.	79,149	$452,686
(Cost $354,117)
POLAND—1.7%
FOOD RETAIL—1.7%
Dino Polska SA*	3,641	348,817
(Cost $335,693)
SAUDI ARABIA—3.3%
IT CONSULTING & OTHER SERVICES—1.6%
Elm Co.	1,356	330,070
LEISURE FACILITIES—1.7%
Leejam Sports Co. JSC	6,000	334,923
TOTAL SAUDI ARABIA
(Cost $376,463)		664,993
SOUTH AFRICA—4.2%
DIVERSIFIED BANKS—2.4%
Capitec Bank Holdings, Ltd.	3,796	469,804
FOOD DISTRIBUTORS—1.8%
Bid Corp., Ltd.	15,985	366,543
TOTAL SOUTH AFRICA
(Cost $807,714)		836,347
SOUTH KOREA—7.3%
INTERACTIVE MEDIA & SERVICES—1.1%
Soop Co Ltd.	2,800	226,637
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.2%
Samsung Electronics Co., Ltd.	22,443	1,247,531
TOTAL SOUTH KOREA
(Cost $1,519,792)		1,474,168
TAIWAN—11.7%
SEMICONDUCTORS—10.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	57,500	1,376,767
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,898	672,691
		2,049,458
ELECTRONIC COMPONENTS—1.5%
E Ink Holdings, Inc.	47,267	302,188
TOTAL TAIWAN
(Cost $1,832,821)		2,351,646

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER EMERGING MARKETS FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—99.2% (CONT.)
THAILAND—2.5%
HEALTHCARE FACILITIES—2.5%
Bangkok Dusit Medical Services PCL, Cl. F	631,510	$494,275
(Cost $502,698)
TURKEY—1.5%
FOOD RETAIL—1.5%
BIM Birlesik Magazalar AS	25,000	298,674
(Cost $185,894)
UNITED ARAB EMIRATES—2.0%
DIVERSIFIED REAL ESTATE ACTIVITIES—2.0%
Aldar Properties PJSC	268,819	399,497
(Cost $370,485)
TOTAL COMMON STOCKS
(Cost $17,656,456)		19,904,235

MONEY MARKET FUNDS—0.5%
UNITED STATES—0.5%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(a)	99,625	99,625
(Cost $99,625)
Total Investments
(Cost $17,756,081)	99.7%	$20,003,860
Unaffiliated Securities (Cost $17,756,081)		20,003,860
Other Assets in Excess of Liabilities	0.3%	56,128
NET ASSETS	100.0%	$20,059,988

ADR American Depositary Receipts

(a)	Rate shown reflects 7-day effective yield as of April 30, 2024.
*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS—96.9%
AGRICULTURAL & FARM MACHINERY—0.6%
Deere & Co.	1,358	$531,535
APPAREL ACCESSORIES & LUXURY GOODS—0.4%
Lululemon Athletica, Inc.*	901	324,901
APPLICATION SOFTWARE—5.6%
Adobe, Inc.*	5,140	2,378,946
Autodesk, Inc.*	3,176	676,012
Intuit, Inc.	1,576	985,977
Salesforce, Inc.	4,061	1,092,165
		5,133,100
AUTOMOBILE MANUFACTURERS—1.0%
Tesla, Inc.*	5,019	919,882
AUTOMOTIVE PARTS & EQUIPMENT—0.9%
Aptiv PLC*	5,666	402,286
Mobileye Global, Inc., Cl. A*	14,573	401,486
		803,772
BIOTECHNOLOGY—2.9%
AbbVie, Inc.	3,323	540,453
Amgen, Inc.	2,109	577,739
Vaxcyte, Inc.*	4,005	242,503
Vertex Pharmaceuticals, Inc.*	3,183	1,250,314
		2,611,009
BROADLINE RETAIL—8.0%
Amazon.com, Inc.*	35,468	6,206,900
MercadoLibre, Inc.*	736	1,073,603
		7,280,503
BUILDING PRODUCTS—0.4%
Allegion PLC	3,268	397,258
CARGO GROUND TRANSPORTATION—0.3%
Old Dominion Freight Line, Inc.	1,522	276,563
ELECTRIC UTILITIES—1.2%
Constellation Energy Corp.	2,939	546,478
NextEra Energy, Inc.	7,782	521,160
		1,067,638
ELECTRICAL COMPONENTS & EQUIPMENT—2.8%
Eaton Corp. PLC	2,199	699,854
NEXTracker, Inc., Cl. A*	7,392	316,303
Vertiv Holdings Co., Cl. A	16,488	1,533,384
		2,549,541
ELECTRONIC EQUIPMENT & INSTRUMENTS—0.4%
Trimble, Inc.*	5,902	354,533

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—96.9% (CONT.)
ELECTRONIC MANUFACTURING SERVICES—1.3%
Flex, Ltd.*	42,440	$1,215,906
ENVIRONMENTAL & FACILITIES SERVICES—1.3%
Tetra Tech, Inc.	2,866	558,067
Veralto Corp.	6,604	618,663
		1,176,730
FINANCIAL EXCHANGES & DATA—1.6%
S&P Global, Inc.	3,601	1,497,404
FOOTWEAR—1.0%
NIKE, Inc., Cl. B	6,361	586,866
On Holding AG, Cl. A*	11,567	367,252
		954,118
HEALTHCARE DISTRIBUTORS—1.3%
McKesson Corp.	2,176	1,168,969
HEALTHCARE EQUIPMENT—1.1%
Dexcom, Inc.*	4,026	512,872
Intuitive Surgical, Inc.*	1,382	512,197
		1,025,069
HOME IMPROVEMENT RETAIL—1.6%
The Home Depot, Inc.	4,403	1,471,571
HOUSEHOLD PRODUCTS—1.1%
The Procter & Gamble Co.	6,221	1,015,267
INDUSTRIAL GASES—0.7%
Air Products & Chemicals, Inc.	2,526	596,995
INDUSTRIAL MACHINERY & SUPPLIES & COMPONENTS—0.6%
Xylem, Inc.	4,408	576,126
INTERACTIVE MEDIA & SERVICES—6.9%
Alphabet, Inc., Cl. A*	16,160	2,630,525
Alphabet, Inc., Cl. C*	13,940	2,295,082
Pinterest, Inc., Cl. A*	41,479	1,387,472
		6,313,079
INVESTMENT BANKING & BROKERAGE—1.2%
Morgan Stanley	11,732	1,065,735
IT CONSULTING & OTHER SERVICES—0.7%
Accenture PLC, Cl. A	2,022	608,440
LEISURE FACILITIES—0.4%
Vail Resorts, Inc.	1,843	349,009
LIFE SCIENCES TOOLS & SERVICES—2.0%
Agilent Technologies, Inc.	4,610	631,754
Danaher Corp.	4,742	1,169,472
		1,801,226

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND

Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
COMMON STOCKS—96.9% (CONT.)
MANAGED HEALTHCARE—1.1%
UnitedHealth Group, Inc.	2,043	$988,199
MOVIES & ENTERTAINMENT—2.2%
Netflix, Inc.*	2,352	1,295,105
Spotify Technology SA*	2,454	688,200
		1,983,305
PASSENGER GROUND TRANSPORTATION—0.5%
Uber Technologies, Inc.*	6,689	443,280
PHARMACEUTICALS—2.0%
Merck & Co., Inc.	8,699	1,124,085
Zoetis, Inc.	4,472	712,121
		1,836,206
RAIL TRANSPORTATION—0.7%
Union Pacific Corp.	2,735	648,633
RESTAURANTS—0.8%
Starbucks Corp.	7,708	682,081
SEMICONDUCTOR MATERIALS & EQUIPMENT—4.3%
ASML Holding NV ADR	1,874	1,635,009
Lam Research Corp.	2,569	2,297,739
		3,932,748
SEMICONDUCTORS—13.0%
Advanced Micro Devices, Inc.*	3,702	586,323
First Solar, Inc.*	2,848	502,102
Marvell Technology, Inc.	13,438	885,699
NVIDIA Corp.	10,375	8,964,208
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	6,460	887,216
		11,825,548
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—1.1%
PepsiCo, Inc.	5,552	976,652
SYSTEMS SOFTWARE—13.3%
Microsoft Corp.	29,986	11,674,449
Oracle Corp.	3,338	379,698
		12,054,147
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—6.1%
Apple, Inc.	32,436	5,524,824
TRANSACTION & PAYMENT PROCESSING SERVICES—4.5%
Visa, Inc., Cl. A	15,253	4,097,108
TOTAL COMMON STOCKS
(Cost $31,761,201)		88,078,610

See Notes to Financial Statements.

THE ALGER FUNDS II | ALGER RESPONSIBLE INVESTING FUND
Schedule of Investments April 30, 2024 (Unaudited) (Continued)

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—1.6%
DATA CENTER—0.8%
Equinix, Inc.	1,084	$770,843
INDUSTRIAL—0.8%
Prologis, Inc.	7,288	743,741
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $1,065,146)		1,514,584
SHORT-TERM SECURITIES—1.6%
MONEY MARKET FUNDS—1.6%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Shares, 5.19%(a)	1,426,465	1,426,465
(Cost $1,426,465)		1,426,465
Total Investments
(Cost $34,252,812)	100.1%	$91,019,659
Unaffiliated Securities (Cost $34,252,812)		91,019,659
Liabilities in Excess of Other Assets	(0.1)%	(123,551)
NET ASSETS	100.0%	$90,896,108

ADR American Depositary Receipts

(a) Rate shown reflects 7-day effective yield as of April 30, 2024.

*	Non-income producing security.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2024 (Unaudited)

	Alger Spectra Fund		Alger Dynamic Opportunities Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$3,386,103,335		$213,887,609
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	10,836,963		1,340,421
Cash and cash equivalents	3,256,770		8,900,421
Collateral held for short sales	564,447		71,562,061
Foreign cash †	—		189,187
Receivable for investment securities sold	23,072,237		10,390,946
Receivable for shares of beneficial interest sold	814,912		18,786
Dividends and interest receivable	666,305		78,062
Receivable from Investment Manager	3,452		—
Prepaid expenses	454,439		90,603
Total Assets	3,425,772,860		306,458,096
LIABILITIES:
Securities sold short, at value ‡	279,187,303		71,784,056
OTC contracts for difference, at value	—		353,129
Interest payable	26,235		11,582
Payable for investment securities purchased	11,229,548		4,780,607
Payable for shares of beneficial interest redeemed	3,288,850		278,352
Due to broker	14,408,150		3,000,000
Accrued investment advisory fees	2,450,253		251,731
Accrued distribution fees	461,508		15,869
Accrued shareholder administrative fees	37,043		2,367
Accrued administrative fees	79,925		5,769
Accrued transfer agent fees	915,541		48,392
Accrued fund accounting fees	377,940		36,525
Dividends payable	49,190		47,375
Accrued printing fees	193,447		39,566
Accrued professional fees	66,926		32,452
Accrued custodian fees	62,944		21,306
Accrued trustee fees	40,376		7,701
Accrued other expenses	86,568		20,582
Total Liabilities	312,961,747		80,737,361
NET ASSETS	$3,112,811,113		$225,720,735
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	1,618,246,041		252,120,124
Distributable earnings (Distributions in excess of earnings)	1,494,565,072		(26,399,389)
NET ASSETS	$3,112,811,113		$225,720,735
* Identified cost	$1,873,414,119	(a)	$184,199,030	(b)
** Identified cost	$25,029,054	(a)	$1,661,381	(b)
† Cost of foreign cash	$—		$189,914
‡ Proceeds received on short sales	$281,236,147		$81,670,913

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund
NET ASSETS BY CLASS:
Class A	$1,133,368,881	$36,787,573
Class C	$181,339,980	$7,947,307
Class I	$114,690,329	$—
Class Y	$28,913,944	$—
Class Z	$1,654,497,979	$180,985,855
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	49,561,445	2,039,820
Class C	9,937,430	499,812
Class I	4,924,459	—
Class Y	1,176,539	—
Class Z	67,559,905	9,593,851
NET ASSET VALUE PER SHARE:
Class A	$22.87	$18.03
Class A - Offering Price Per Share (includes a 5.25% sales charge)	$24.14	$19.03
Class C	$18.25	$15.90
Class I	$23.29	$—
Class Y	$24.58	$—
Class Z	$24.49	$18.86

(a)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,700,606,610, amounted to $1,417,146,385, which consisted of aggregate gross unrealized appreciation of $1,477,396,983, and aggregate gross unrealized depreciation of $60,250,598.
(b)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $122,437,411, amounted to $20,653,434, which consisted of aggregate gross unrealized appreciation of $31,958,238, and aggregate gross unrealized depreciation of $11,304,804.

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Emerging Markets Fund		Alger Responsible Investing Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedules of investments	$20,003,860		$91,019,659
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedules of investments	—		—
Cash and cash equivalents	6,499		—
Foreign cash †	67,159		—
Receivable for shares of beneficial interest sold	10,000		6,653
Dividends and interest receivable	18,020		41,934
Receivable from Investment Manager	11,556		5,753
Prepaid expenses	111,757		74,210
Total Assets	20,228,851		91,148,209
LIABILITIES:
Payable for shares of beneficial interest redeemed	3,499		68,592
Foreign capital gain tax payable	42,019		—
Bank overdraft	—		752
Accrued investment advisory fees	13,757		59,698
Accrued distribution fees	1,912		13,516
Accrued shareholder administrative fees	211		1,128
Accrued administrative fees	505		2,312
Accrued transfer agent fees	7,336		22,811
Accrued fund accounting fees	24,396		34,716
Accrued printing fees	6,375		3,703
Accrued professional fees	48,337		31,951
Accrued custodian fees	18,138		4,436
Accrued trustee fees	330		2,787
Accrued other expenses	2,048		5,699
Total Liabilities	168,863		252,101
NET ASSETS	$20,059,988		$90,896,108
NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	30,739,915		32,815,595
Distributable earnings (Distributions in excess of earnings)	(10,679,927)		58,080,513
NET ASSETS	$20,059,988		$90,896,108
* Identified cost	$17,756,081	(c)	$34,252,812	(d)
† Cost of foreign cash	$69,576		$—

See Notes to Financial Statements.

THE ALGER FUNDS II

Statements of Assets and Liabilities April 30, 2024 (Unaudited) (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund

NET ASSETS BY CLASS:
Class A	$3,603,016	$45,644,436
Class C	$1,102,109	$1,903,431
Class I	$396,071	$4,869,590
Class Z	$14,958,792	$38,478,651
SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	343,795	2,886,681
Class C	113,459	145,129
Class I	38,101	308,818
Class Z	1,399,708	2,344,621
NET ASSET VALUE PER SHARE:
Class A	$10.48	$15.81
Class A - Offering Price Per Share (includes a 5.25% sales charge)	$11.06	$16.69
Class C	$9.71	$13.12
Class I	$10.40	$15.77
Class Z	$10.69	$16.41

(c)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $17,963,913, amounted to $2,039,947, which consisted of aggregate gross unrealized appreciation of $2,994,717, and aggregate gross unrealized depreciation of $954,770.
(d)	At April 30, 2024, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $34,460,644, amounted to $56,559,015, which consisted of aggregate gross unrealized appreciation of $57,293,619, and aggregate gross unrealized depreciation of $734,604.

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Operations for the six months ended April 30, 2024 (Unaudited)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$9,654,111	$670,375
Interest	40,801	1,020,095
Borrowing income on short sales — Note 2	—	621,494
Total Income	9,694,912	2,311,964
EXPENSES:
Investment advisory fees — Note 3	13,074,828	1,476,962
Distribution fees — Note 3
Class A	1,370,315	48,118
Class C	946,922	42,670
Class I	144,215	—
Shareholder administrative fees — Note 3	196,224	13,836
Administration fees — Note 3	424,711	33,847
Transfer agent fees — Note 3	696,032	48,676
Borrowing fees on short sales — Note 2	1,804,611	—
Dividends on securities sold short — Note 2	1,615,254	464,947
Fund accounting fees	310,975	39,709
Interest expenses	2,847	—
Professional fees	147,520	64,284
Printing fees	134,056	25,042
Trustee fees — Note 3	62,418	8,252
Custodian fees	54,296	20,905
Registration fees	57,536	30,661
Other expenses	124,068	30,823
Total Expenses	21,166,828	2,348,732
Less, expense reimbursements/waivers — Note 3	(15,338)	—
Net Expenses	21,151,490	2,348,732
NET INVESTMENT (LOSS)	(11,456,578)	(36,768)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	181,939,825	29,094,094
Net realized gain (loss) on foreign currency transactions	(4,601)	5,335
Net realized (loss) on short sales	(10,344,513)	(3,836,586)
Net realized (loss) on OTC contracts for difference	—	(962,099)
Net realized gain on written options	—	571,382
Total net realized gain	171,590,711	24,872,126

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Operations for the six months ended April 30, 2024 (Unaudited) (Continued)

	Alger Spectra Fund	Alger Dynamic Opportunities Fund
Net change in unrealized appreciation on unaffiliated investments	$627,364,044	$25,138,029
Net change in unrealized (depreciation) on affiliated investments	(143,100)	(17,700)
Net change in unrealized appreciation on foreign currency	1,223	8,636
Net change in unrealized (depreciation) on short sales	(16,724,868)	(7,131,105)
Net change in unrealized appreciation on OTC contracts for difference	—	86,468
Net change in unrealized (depreciation) on written options	—	(61,834)
Total net change in unrealized appreciation	610,497,299	18,022,494
Net realized and unrealized gain on investments and foreign currency	782,088,010	42,894,620
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$770,631,432	$42,857,852
* Foreign withholding taxes	$126,832	$8,749

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Operations for the six months ended April 30, 2024 (Unaudited) (Continued)

	Alger Emerging Markets Fund	Alger Responsible Investing Fund
INCOME:
Dividends (net of foreign withholding taxes*)	$183,258	$341,774
Interest	5,277	53,796
Total Income	188,535	395,570
EXPENSES:
Investment advisory fees — Note 3	77,347	313,180
Distribution fees — Note 3
Class A	4,406	56,759
Class C	5,795	9,994
Class I	576	6,077
Shareholder administrative fees — Note 3	1,184	5,952
Administration fees — Note 3	2,836	12,130
Transfer agent fees — Note 3	5,943	21,070
Fund accounting fees	23,300	29,375
Interest expenses	326	—
Professional fees	18,701	15,883
Printing fees	3,311	2,647
Trustee fees — Note 3	457	3,576
Custodian fees	17,021	3,712
Registration fees	23,557	14,271
Other expenses	5,779	3,464
Total Expenses	190,539	498,090
Less, expense reimbursements/waivers — Note 3	(69,596)	(10,828)
Net Expenses	120,943	487,262
NET INVESTMENT INCOME (LOSS)	67,592	(91,692)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain on unaffiliated investments	1,788,741	1,739,260
Net realized (loss) on foreign currency transactions	(7,335)	—
Total net realized gain	1,781,406	1,739,260
Net change in unrealized appreciation on unaffiliated investments	1,466,460 (a)	13,894,755
Net change in unrealized (depreciation) on foreign currency	(234)	—
Total net change in unrealized appreciation	1,466,226	13,894,755
Net realized and unrealized gain on investments and foreign currency	3,247,632	15,634,015
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,315,224	$15,542,323
* Foreign withholding taxes	$25,753	$2,751

(a) Includes net change in unrealized depreciation of foreign capital gains taxes of $26,501.

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited)

	Alger Spectra Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(11,456,578)	$(20,026,045)
Net realized gain (loss)	171,590,711	(12,759,908)
Net change in unrealized appreciation	610,497,299	433,921,948
Net increase in net assets resulting from operations	770,631,432	401,135,995
Dividends and distributions to shareholders:
Class A	—	(22,708,610)
Class C	—	(6,836,181)
Class I	—	(3,528,271)
Class Y	—	(3,105,455)
Class Z	—	(40,261,675)
Total dividends and distributions to shareholders	—	(76,440,192)
Decrease from shares of beneficial interest transactions:
Class A	(58,191,926)	(134,937,359)
Class C	(41,557,940)	(88,331,735)
Class I	(22,030,197)	(63,504,225)
Class Y	(28,618,639)	(114,698,897)
Class Z	(201,660,405)	(716,897,345)
Net decrease from shares of beneficial interest transactions — Note 6	(352,059,107)	(1,118,369,561)
Total increase (decrease)	418,572,325	(793,673,758)
Net Assets:
Beginning of period	2,694,238,788	3,487,912,546
END OF PERIOD	$3,112,811,113	$2,694,238,788

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Dynamic Opportunities Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(36,768)	$(1,816,583)
Net realized gain	24,872,126	13,733,007
Net change in unrealized appreciation (depreciation)	18,022,494	(26,636,632)
Net increase (decrease) in net assets resulting from operations	42,857,852	(14,720,208)
Dividends and distributions to shareholders:
Class A	—	—
Class C	—	—
Class Z	—	—
Total dividends and distributions to shareholders	—	—
Decrease from shares of beneficial interest transactions:
Class A	(7,467,929)	(19,746,965)
Class C	(2,504,162)	(2,813,306)
Class Z	(61,931,265)	(183,868,711)
Net decrease from shares of beneficial interest transactions — Note 6	(71,903,356)	(206,428,982)
Total decrease	(29,045,504)	(221,149,190)
Net Assets:
Beginning of period	254,766,239	475,915,429
END OF PERIOD	$225,720,735	$254,766,239

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Emerging Markets Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment income	$67,592	$67,815
Net realized gain (loss)	1,781,406	(3,836,496)
Net change in unrealized appreciation	1,466,226	5,726,474
Net increase in net assets resulting from operations	3,315,224	1,957,793
Dividends and distributions to shareholders:
Class A	—	—
Class C	—	—
Class I	—	—
Class Z	(25,975)	—
Total dividends and distributions to shareholders	(25,975)	—
Decrease from shares of beneficial interest transactions:
Class A	(93,477)	(430,964)
Class C	(227,215)	(310,806)
Class I	(759,773)	(597,843)
Class Z	(1,568,271)	(7,679,364)
Net decrease from shares of beneficial interest transactions — Note 6	(2,648,736)	(9,018,977)
Total increase (decrease)	640,513	(7,061,184)
Net Assets:
Beginning of period	19,419,475	26,480,659
END OF PERIOD	$20,059,988	$19,419,475

See Notes to Financial Statements.

THE ALGER FUNDS II
Statements of Changes in Net Assets (Unaudited) (Continued)

	Alger Responsible Investing Fund
	For the Six Months Ended April 30, 2024	For the Year Ended October 31, 2023
Net investment (loss)	$(91,692)	$(164,108)
Net realized gain	1,739,260	2,609,816
Net change in unrealized appreciation	13,894,755	8,705,822
Net increase in net assets resulting from operations	15,542,323	11,151,530
Dividends and distributions to shareholders:
Class A	(1,279,377)	(273,275)
Class C	(68,558)	(23,274)
Class I	(137,615)	(35,409)
Class Z	(951,113)	(177,792)
Total dividends and distributions to shareholders	(2,436,663)	(509,750)
Increase (decrease) from shares of beneficial interest transactions:
Class A	(1,204,190)	(961,562)
Class C	(258,052)	(1,225,664)
Class I	(346,816)	(836,204)
Class Z	4,965,415	1,530,936
Net increase (decrease) from shares of beneficial interest transactions — Note 6	3,156,357	(1,492,494)
Total increase	16,262,017	9,149,286
Net Assets:
Beginning of period	74,634,091	65,484,805
END OF PERIOD	$90,896,108	$74,634,091

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class A

	Six Months Ended 4/30/2024(a)		Year Ended 10/31/2023		Year Ended 10/31/2022		Year Ended 10/31/2021		Year Ended 10/31/2020		Year Ended 10/31/2019
Net asset value, beginning of period	$17.67		$15.83		$35.36		$28.24		$22.51		$21.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.09)		(0.14)		(0.17)		(0.31)		(0.16)		(0.07)
Net realized and unrealized gain (loss) on investments	5.29		2.37		(10.93)		10.14		7.51		2.84
Total from investment operations	5.20		2.23		(11.10)		9.83		7.35		2.77
Distributions from net realized gains	—		(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$22.87		$17.67		$15.83		$35.36		$28.24		$22.51
Total return(c)	29.50%		14.56%		(39.87)%		36.80%		34.65%		14.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,133,369		$923,332		$957,092		$1,985,099		$1,568,743		$1,222,285
Ratio of net expenses to average net assets	1.49	%(d)	1.50	%(e)	1.51	%(f)	1.39	%(g)	1.40	%(h)	1.31	%(i)
Ratio of net investment loss to average net assets	(0.87)%		(0.83)%		(0.82)%		(0.98)%		(0.66)%		(0.35)%
Portfolio turnover rate	25.56%		59.63%		216.84%		108.48%		71.81%		86.54%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 4/30/24.
(e)	Includes 0.22% related to dividend expense on short positions and interest expense for the period ended 10/31/23.
(f)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(g)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(h)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(i)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class C

	Six Months Ended 4/30/2024(a)		Year Ended 10/31/2023		Year Ended 10/31/2022		Year Ended 10/31/2021		Year Ended 10/31/2020		Year Ended 10/31/2019
Net asset value, beginning of period	$14.15		$12.86		$30.60		$24.94		$20.20		$20.06
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.14)		(0.22)		(0.27)		(0.47)		(0.30)		(0.21)
Net realized and unrealized gain (loss) on investments	4.24		1.90		(9.04)		8.84		6.66		2.55
Total from investment operations	4.10		1.68		(9.31)		8.37		6.36		2.34
Distributions from net realized gains	—		(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$18.25		$14.15		$12.86		$30.60		$24.94		$20.20
Total return(c)	28.98%		13.61%		(40.30)%		35.79%		33.60%		13.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$181,340		$175,043		$243,462		$656,004		$651,194		$681,792
Ratio of net expenses to average net assets	2.31	%(d)	2.29	%(e)	2.27	%(f)	2.16	%(g)	2.15	%(h)	2.07	%(i)
Ratio of net investment loss to average net assets	(1.67)%		(1.60)%		(1.59)%		(1.73)%		(1.39)%		(1.10)%
Portfolio turnover rate	25.56%		59.63%		216.84%		108.48%		71.81%		86.54%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 4/30/24.
(e)	Includes 0.21% related to dividend expense on short positions and interest expense for the period ended 10/31/23.
(f)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(g)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(h)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(i)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class I

	Six Months Ended 4/30/2024(a)		Year Ended 10/31/2023		Year Ended 10/31/2022		Year Ended 10/31/2021		Year Ended 10/31/2020		Year Ended 10/31/2019
Net asset value, beginning of period	$17.99		$16.11		$35.83		$28.59		$22.77		$22.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.10)		(0.14)		(0.17)		(0.30)		(0.15)		(0.07)
Net realized and unrealized gain (loss) on investments	5.40		2.41		(11.12)		10.25		7.59		2.88
Total from investment operations	5.30		2.27		(11.29)		9.95		7.44		2.81
Distributions from net realized gains	—		(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$23.29		$17.99		$16.11		$35.83		$28.59		$22.77
Total return(c)	29.46%		14.55%		(39.84)%		36.82%		34.61%		14.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$114,690		$107,308		$156,048		$378,367		$422,807		$656,990
Ratio of net expenses to average net assets	1.52	%(d)	1.50	%(e)	1.49	%(f)	1.40	%(g)	1.39	%(h)	1.30	%(i)
Ratio of net investment loss to average net assets	(0.89)%		(0.80)%		(0.83)%		(0.96)%		(0.61)%		(0.33)%
Portfolio turnover rate	25.56%		59.63%		216.84%		108.48%		71.81%		86.54%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 4/30/24.
(e)	Includes 0.21% related to dividend expense on short positions and interest expense for the period ended 10/31/23.
(f)	Includes 0.33% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(g)	Includes 0.30% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(h)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(i)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class Y

	Six Months Ended 4/30/2024(a)		Year Ended 10/31/2023		Year Ended 10/31/2022		Year Ended 10/31/2021		Year Ended 10/31/2020		Year Ended 10/31/2019(b)
Net asset value, beginning of period	$18.95		$16.88		$36.99		$29.36		$23.26		$23.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.05)		(0.05)		(0.09)		(0.23)		(0.11)		(0.03)
Net realized and unrealized gain (loss) on investments	5.68		2.51		(11.59)		10.57		7.83		2.20
Total from investment operations	5.63		2.46		(11.68)		10.34		7.72		2.17
Distributions from net realized gains	—		(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$24.58		$18.95		$16.88		$36.99		$29.36		$23.26
Total return(d)	29.71%		15.02%		(39.60)%		37.21%		35.11%		11.43%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$28,914		$46,214		$144,286		$252,167		$121,397		$43,750
Ratio of gross expenses to average net assets	1.21	%(e)	1.18	%(f)	1.20	%(g)	1.09	%(h)	1.09	%(i)	1.03	%(j)
Ratio of expense reimbursements to average net assets	(0.08)%		(0.12)%		(0.07)%		—		(0.04)%		(0.09)%
Ratio of net expenses to average net assets	1.13%		1.06%		1.13%		1.09%		1.05%		0.94%
Ratio of net investment loss to average net assets	(0.41)%		(0.31)%		(0.43)%		(0.70)%		(0.40)%		(0.14)%
Portfolio turnover rate	25.56%		59.63%		216.84%		108.48%		71.81%		86.54%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(c)	Amount was computed based on average shares outstanding during the period.
(d)	Does not reflect the effect of sales charges, if applicable.
(e)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 4/30/24.
(f)	Includes 0.21% related to dividend expense on short positions and interest expense for the period ended 10/31/23.
(g)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(h)	Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(i)	Includes 0.26% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(j)	Includes 0.17% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Spectra Fund	Class Z
	Six Months Ended 4/30/2024(a)		Year Ended 10/31/2023		Year Ended 10/31/2022		Year Ended 10/31/2021		Year Ended 10/31/2020		Year Ended 10/31/2019
Net asset value, beginning of period	$18.89		$16.84		$36.95		$29.32		$23.24		$22.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)		(0.08)		(0.12)		(0.22)		(0.09)		(0.01)
Net realized and unrealized gain (loss) on investments	5.66		2.52		(11.56)		10.56		7.79		2.94
Total from investment operations	5.60		2.44		(11.68)		10.34		7.70		2.93
Distributions from net realized gains	—		(0.39)		(8.43)		(2.71)		(1.62)		(2.20)
Net asset value, end of period	$24.49		$18.89		$16.84		$36.95		$29.32		$23.24
Total return(c)	29.65%		14.94%		(39.65)%		37.22%		35.10%		15.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,654,498		$1,442,342		$1,987,024		$5,723,880		$4,376,561		$3,482,596
Ratio of gross expenses to average net assets	1.18	%(d)	1.17	%(e)	1.19	%(f)	1.09	%(g)	1.09	%(h)	0.99	%(i)
Ratio of expense reimbursements to average net assets	—		(0.01)%		—		—		—		—
Ratio of net expenses to average net assets	1.18%		1.16%		1.19%		1.09%		1.09%		0.99%
Ratio of net investment loss to average net assets	(0.55)%		(0.47)%		(0.53)%		(0.67)%		(0.35)%		(0.03)%
Portfolio turnover rate	25.56%		59.63%		216.84%		108.48%		71.81%		86.54%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 4/30/24.
(e)	Includes 0.21% related to dividend expense on short positions and interest expense for the period ended 10/31/23.
(f)	Includes 0.34% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(g)	Includes 0.31% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(h)	Includes 0.25% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(i)	Includes 0.12% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities Fund	Class A
	Six Months Ended 4/30/2024(a)		Year Ended 10/31/2023		Year Ended 10/31/2022		Year Ended 10/31/2021		Year Ended 10/31/2020		Year Ended 10/31/2019
Net asset value, beginning of period	$15.31		$16.19		$22.29		$18.32		$13.91		$13.73
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.03)		(0.11)		(0.25)		(0.36)		(0.22)		(0.16)
Net realized and unrealized gain (loss) on investments	2.75		(0.77)		(4.77)		5.28		5.15		0.58
Total from investment operations	2.72		(0.88)		(5.02)		4.92		4.93		0.42
Distributions from net realized gains	—		—		(1.08)		(0.95)		(0.52)		(0.24)
Net asset value, end of period	$18.03		$15.31		$16.19		$22.29		$18.32		$13.91
Total return(c)	17.77%		(5.44)%		(23.17)%		27.82%		36.67%		3.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$36,788		$37,893		$60,116		$103,684		$60,793		$32,011
Ratio of gross expenses to average net assets	2.16	%(d)	2.05	%(e)	2.77	%(f)	2.52	%(g)	2.81	%(h)	2.49	%(i)
Ratio of expense reimbursements to average net assets	—		—		(0.77)%		(0.52)%		(0.80)%		(0.32)%
Ratio of net expenses to average net assets	2.16%		2.05%		2.00%		2.00%		2.01%		2.17%
Ratio of net investment loss to average net assets	(0.30)%		(0.69)%		(1.45)%		(1.77)%		(1.41)%		(1.12)%
Portfolio turnover rate	184.30%		350.56%		334.12%		161.76%		249.71%		264.04%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Includes 0.38% related to dividend expense on short positions and excludes (0.50%) related to interest income on short positions for the period ended 4/30/24.
(e)	Includes 0.36% related to dividend expense on short positions and excludes (0.44%) related to interest income on short positions for the period ended 10/31/23.
(f)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(g)	Includes 0.89% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(h)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(i)	Includes 0.59% related to dividend expense on short positions and interest expense for the period ended 10/31/19

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities Fund	Class C
	Six Months Ended 4/30/2024(a)		Year Ended 10/31/2023		Year Ended 10/31/2022		Year Ended 10/31/2021		Year Ended 10/31/2020		Year Ended 10/31/2019
Net asset value, beginning of period	$13.55		$14.44		$20.15		$16.77		$12.87		$12.81
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.08)		(0.21)		(0.34)		(0.47)		(0.30)		(0.25)
Net realized and unrealized gain (loss) on investments	2.43		(0.68)		(4.29)		4.80		4.72		0.55
Total from investment operations	2.35		(0.89)		(4.63)		4.33		4.42		0.30
Distributions from net realized gains	—		—		(1.08)		(0.95)		(0.52)		(0.24)
Net asset value, end of period	$15.90		$13.55		$14.44		$20.15		$16.77		$12.87
Total return(c)	17.34%		(6.16)%		(23.73)%		26.83%		35.64%		2.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$7,947		$9,030		$12,462		$17,998		$10,472		$7,071
Ratio of gross expenses to average net assets	2.93	%(d)	2.82	%(e)	3.53	%(f)	3.27	%(g)	3.55	%(h)	3.25	%(i)
Ratio of expense reimbursements to average net assets	—		—		(0.78)%		(0.52)%		(0.80)%		(0.32)%
Ratio of net expenses to average net assets	2.93%		2.82%		2.75%		2.75%		2.75%		2.93%
Ratio of net investment loss to average net assets	(1.03)%		(1.45)%		(2.20)%		(2.52)%		(2.07)%		(1.88)%
Portfolio turnover rate	184.30%		350.56%		334.12%		161.76%		249.71%		264.04%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Includes 0.38% related to dividend expense on short positions and excludes (0.50%) related to interest income on short positions for the period ended 4/30/24.
(e)	Includes 0.36% related to dividend expense on short positions and excludes (0.44%) related to interest income on short positions for the period ended 10/31/23.
(f)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(g)	Includes 0.89% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(h)	Includes 1.07% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(i)	Includes 0.60% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Dynamic Opportunities Fund	Class Z
	Six Months Ended 4/30/2024(a)		Year Ended 10/31/2023		Year Ended 10/31/2022		Year Ended 10/31/2021		Year Ended 10/31/2020		Year Ended 10/31/2019
Net asset value, beginning of period	$15.99		$16.85		$23.09		$18.91		$14.30		$14.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.01		(0.07)		(0.22)		(0.33)		(0.22)		(0.12)
Net realized and unrealized gain (loss) on investments	2.86		(0.79)		(4.94)		5.46		5.35		0.59
Total from investment operations	2.87		(0.86)		(5.16)		5.13		5.13		0.47
Distributions from net realized gains	—		—		(1.08)		(0.95)		(0.52)		(0.24)
Net asset value, end of period	$18.86		$15.99		$16.85		$23.09		$18.91		$14.30
Total return(c)	18.02%		(5.16)%		(22.97)%		28.07%		37.08%		3.54%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$180,986		$207,844		$403,338		$852,387		$352,396		$85,184
Ratio of gross expenses to average net assets	1.82	%(d)	1.73	%(e)	2.45	%(f)	2.20	%(g)	2.47	%(h)	2.15	%(i)
Ratio of expense reimbursements to average net assets	—		—		(0.70)%		(0.45)%		(0.70)%		(0.29)%
Ratio of net expenses to average net assets	1.82%		1.73%		1.75%		1.75%		1.77%		1.86%
Ratio of net investment income (loss) to average net assets	0.06%		(0.39)%		(1.22)%		(1.52)%		(1.30)%		(0.82)%
Portfolio turnover rate	184.30%		350.56%		334.12%		161.76%		249.71%		264.04%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.
(d)	Includes 0.38% related to dividend expense on short positions and excludes (0.50%) related to interest income on short positions for the period ended 4/30/24.
(e)	Includes 0.36% related to dividend expense on short positions and excludes (0.42%) related to interest income on short positions for the period ended 10/31/23.
(f)	Includes 1.11% related to dividend expense on short positions and interest expense for the period ended 10/31/22.
(g)	Includes 0.88% related to dividend expense on short positions and interest expense for the period ended 10/31/21.
(h)	Includes 1.09% related to dividend expense on short positions and interest expense for the period ended 10/31/20.
(i)	Includes 0.58% related to dividend expense on short positions and interest expense for the period ended 10/31/19.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$8.94	$8.41	$14.13	$11.71	$9.80	$8.77
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.01	(0.01)	(0.03)	(0.09)	(0.06)	0.03
Net realized and unrealized gain (loss) on investments	1.53	0.54	(5.42)	2.51	2.45	1.18
Total from investment operations	1.54	0.53	(5.45)	2.42	2.39	1.21
Dividends from net investment income	—	—	— (c)	—	(0.48)	(0.18)
Distributions from net realized gains	—	—	(0.27)	—	—	—
Net asset value, end of period	$10.48	$8.94	$8.41	$14.13	$11.71	$9.80
Total return(d)	17.23%	6.30%	(39.27)%	20.67%	25.15%	14.13%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,603	$3,154	$3,375	$6,331	$3,320	$3,942
Ratio of gross expenses to average net assets	2.08%	2.11%	1.80%	1.65%	2.25%	2.22%
Ratio of expense reimbursements to average net assets	(0.53)%	(0.54)%	(0.25)%	(0.10)%	(0.72)%	(0.69)%
Ratio of net expenses to average net assets	1.55%	1.57%	1.55%	1.55%	1.53%	1.53%
Ratio of net investment income (loss) to average net assets	0.27%	(0.11)%	(0.30)%	(0.60)%	(0.61)%	0.35%
Portfolio turnover rate	78.51%	109.60%	112.35%	83.30%	184.74%	80.33%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class C
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$8.32	$7.89	$13.36	$11.16	$9.35	$8.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.02)	(0.07)	(0.11)	(0.18)	(0.13)	(0.03)
Net realized and unrealized gain (loss) on investments	1.41	0.50	(5.09)	2.38	2.33	1.13
Total from investment operations	1.39	0.43	(5.20)	2.20	2.20	1.10
Dividends from net investment income	—	—	—	—	(0.39)	(0.11)
Distributions from net realized gains	—	—	(0.27)	—	—	—
Net asset value, end of period	$9.71	$8.32	$7.89	$13.36	$11.16	$9.35
Total return(c)	16.71%	5.45%	(39.68)%	19.71%	24.19%	13.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,102	$1,145	$1,369	$3,016	$2,658	$2,782
Ratio of gross expenses to average net assets	2.92%	2.90%	2.57%	2.45%	3.02%	2.98%
Ratio of expense reimbursements to average net assets	(0.62)%	(0.58)%	(0.27)%	(0.15)%	(0.72)%	(0.70)%
Ratio of net expenses to average net assets	2.30%	2.32%	2.30%	2.30%	2.30%	2.28%
Ratio of net investment loss to average net assets	(0.48)%	(0.86)%	(1.05)%	(1.35)%	(1.36)%	(0.35)%
Portfolio turnover rate	78.51%	109.60%	112.35%	83.30%	184.74%	80.33%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class I
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$8.87	$8.33	$14.00	$11.59	$9.73	$8.72
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.02	— (c)	(0.02)	(0.07)	(0.05)	0.02
Net realized and unrealized gain (loss) on investments	1.51	0.54	(5.37)	2.48	2.42	1.19
Total from investment operations	1.53	0.54	(5.39)	2.41	2.37	1.21
Dividends from net investment income	—	—	(0.01)	—	(0.51)	(0.20)
Distributions from net realized gains	—	—	(0.27)	—	—	—
Net asset value, end of period	$10.40	$8.87	$8.33	$14.00	$11.59	$9.73
Total return(d)	17.25%	6.48%	(39.22)%	20.79%	25.19%	14.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$396	$1,048	$1,538	$1,968	$2,617	$2,636
Ratio of gross expenses to average net assets	2.24%	2.05%	1.77%	1.66%	2.14%	2.07%
Ratio of expense reimbursements to average net assets	(0.79)%	(0.58)%	(0.32)%	(0.22)%	(0.69)%	(0.65)%
Ratio of net expenses to average net assets	1.45%	1.47%	1.45%	1.44%	1.45%	1.42%
Ratio of net investment income (loss) to average net assets	0.34%	(0.01)%	(0.14)%	(0.53)%	(0.52)%	0.17%
Portfolio turnover rate	78.51%	109.60%	112.35%	83.30%	184.74%	80.33%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Emerging Markets Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$9.11	$8.52	$14.29	$11.78	$9.87	$8.85
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	0.04	0.04	0.03	(0.01)	(0.01)	0.09
Net realized and unrealized gain (loss) on investments	1.56	0.55	(5.47)	2.52	2.46	1.18
Total from investment operations	1.60	0.59	(5.44)	2.51	2.45	1.27
Dividends from net investment income	(0.02)	—	(0.06)	—	(0.54)	(0.25)
Distributions from net realized gains	—	—	(0.27)	—	—	—
Net asset value, end of period	$10.69	$9.11	$8.52	$14.29	$11.78	$9.87
Total return(c)	17.53%	6.92%	(38.93)%	21.31%	25.76%	14.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,959	$14,072	$20,200	$35,357	$13,028	$14,090
Ratio of gross expenses to average net assets	1.70%	1.72%	1.44%	1.34%	1.89%	1.85%
Ratio of expense reimbursements to average net assets	(0.71)%	(0.71)%	(0.45)%	(0.35)%	(0.90)%	(0.90)%
Ratio of net expenses to average net assets	0.99%	1.01%	0.99%	0.99%	0.99%	0.95%
Ratio of net investment income (loss) to average net assets	0.84%	0.46%	0.26%	(0.05)%	(0.06)%	0.95%
Portfolio turnover rate	78.51%	109.60%	112.35%	83.30%	184.74%	80.33%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class A
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$13.50	$11.55	$17.71	$13.60	$11.38	$10.60
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.02)	(0.04)	(0.07)	(0.08)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	2.77	2.08	(4.71)	5.23	3.13	1.43
Total from investment operations	2.75	2.04	(4.78)	5.15	3.08	1.42
Distributions from net realized gains	(0.44)	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)
Net asset value, end of period	$15.81	$13.50	$11.55	$17.71	$13.60	$11.38
Total return(c)	20.58%	17.80%	(29.27)%	39.80%	28.64%	14.81%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$45,644	$39,957	$35,237	$51,634	$38,192	$29,932
Ratio of gross expenses to average net assets	1.24%	1.34%	1.36%	1.27%	1.36%	1.40%
Ratio of expense reimbursements to average net assets	(0.04)%	—	—	—	(0.02)%	(0.05)%
Ratio of net expenses to average net assets	1.20%	1.34%	1.36%	1.27%	1.34%	1.35%
Ratio of net investment loss to average net assets	(0.30)%	(0.34)%	(0.53)%	(0.52)%	(0.43)%	(0.12)%
Portfolio turnover rate	6.05%	7.98%	14.55%	11.07%	11.73%	14.64%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class C
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$11.31	$9.76	$15.30	$11.95	$10.18	$9.62
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.07)	(0.12)	(0.15)	(0.17)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	2.32	1.76	(4.01)	4.56	2.76	1.29
Total from investment operations	2.25	1.64	(4.16)	4.39	2.63	1.20
Distributions from net realized gains	(0.44)	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)
Net asset value, end of period	$13.12	$11.31	$9.76	$15.30	$11.95	$10.18
Total return(c)	20.13%	16.96%	(29.87)%	38.87%	27.53%	13.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,903	$1,868	$2,709	$5,150	$5,368	$5,369
Ratio of net expenses to average net assets	2.05%	2.12%	2.09%	2.03%	2.11%	2.16%
Ratio of net investment loss to average net assets	(1.15)%	(1.11)%	(1.27)%	(1.27)%	(1.19)%	(0.92)%
Portfolio turnover rate	6.05%	7.98%	14.55%	11.07%	11.73%	14.64%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class I
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$13.46	$11.52	$17.67	$13.57	$11.36	$10.58
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.02)	(0.04)	(0.07)	(0.08)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	2.77	2.07	(4.70)	5.22	3.12	1.43
Total from investment operations	2.75	2.03	(4.77)	5.14	3.07	1.42
Distributions from net realized gains	(0.44)	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)
Net asset value, end of period	$15.77	$13.46	$11.52	$17.67	$13.57	$11.36
Total return(c)	20.64%	17.76%	(29.28)%	39.82%	28.60%	14.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,870	$4,464	$4,538	$6,884	$8,131	$10,213
Ratio of gross expenses to average net assets	1.26%	1.35%	1.35%	1.28%	1.35%	1.39%
Ratio of expense reimbursements to average net assets	(0.05)%	—	—	—	—	(0.02)%
Ratio of net expenses to average net assets	1.21%	1.35%	1.35%	1.28%	1.35%	1.37%
Ratio of net investment loss to average net assets	(0.31)%	(0.35)%	(0.53)%	(0.52)%	(0.42)%	(0.12)%
Portfolio turnover rate	6.05%	7.98%	14.55%	11.07%	11.73%	14.64%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

Financial Highlights for a share outstanding throughout the period (Unaudited)

Alger Responsible Investing Fund	Class Z
	Six Months Ended 4/30/2024(a)	Year Ended 10/31/2023	Year Ended 10/31/2022	Year Ended 10/31/2021	Year Ended 10/31/2020	Year Ended 10/31/2019
Net asset value, beginning of period	$13.98	$11.91	$18.16	$13.87	$11.55	$10.70
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)	— (c)	0.01	(0.02)	(0.03)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	2.87	2.15	(4.85)	5.36	3.19	1.46
Total from investment operations	2.87	2.16	(4.87)	5.33	3.18	1.49
Distributions from net realized gains	(0.44)	(0.09)	(1.38)	(1.04)	(0.86)	(0.64)
Net asset value, end of period	$16.41	$13.98	$11.91	$18.16	$13.87	$11.55
Total return(d)	20.73%	18.28%	(29.02)%	40.35%	29.11%	15.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$38,479	$28,345	$23,001	$36,053	$22,646	$15,755
Ratio of gross expenses to average net assets	0.92%	1.01%	1.02%	0.96%	1.04%	1.12%
Ratio of expense reimbursements to average net assets	—	(0.06)%	(0.07)%	(0.02)%	(0.09)%	(0.18)%
Ratio of net expenses to average net assets	0.92%	0.95%	0.95%	0.94%	0.95%	0.94%
Ratio of net investment income (loss) to average net assets	(0.03)%	0.04%	(0.13)%	(0.20)%	(0.05)%	0.29%
Portfolio turnover rate	6.05%	7.98%	14.55%	11.07%	11.73%	14.64%

(a)	Ratios have been annualized; total return and portfolio turnover rate have not been annualized.
(b)	Amount was computed based on average shares outstanding during the period.
(c)	Amount was less than $0.005 per share.
(d)	Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds II (the “Trust”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Trust operates as a series company currently offering an unlimited number of shares of beneficial interest in four series – Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, Y and Z. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the eighth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may not convert to Class A shares or may be converted on a different schedule. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Effective August 27, 2019, Class C shares were closed to direct shareholders and are only available for purchase through certain financial intermediaries and group retirement plan recordkeeping platforms. Class I shares, Class Z shares and Class Y shares are generally sold to institutional investors and are sold without an initial or deferred sales charge and Class Z shares and Class Y shares are generally subject to a minimum initial investment of $500,000. Each class has identical rights to assets and earnings, except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

Alger Group Holdings, LLC the parent company of Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) acquired Redwood Investments, LLC (“Redwood”) effective January 31, 2024. Redwood became the sub-advisor to the Alger Emerging Markets Fund effective February 1, 2024. No changes were made to the investment objective, principal investment strategies, principal risks or investment restrictions as a result of this change.

On May 23, 2023, the Board of Trustees of the Trust (the “Board”) approved the transition of the Funds’ custodian and administrator from Brown Brothers Harriman & Company to The Bank of New York (collectively, the “Custodian”). This change became effective on January 29, 2024.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Funds are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds’ investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Funds to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Funds. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Investments in short-term securities held by the Funds having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value. Investments in other open-end investment companies registered under the 1940 Act are valued at such investment companies’ net asset value per share.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Contracts for difference (“CFDs”) are privately negotiated in the over-the-counter market (“OTC CFDs”). OTC CFDs are valued at the last reported sale or official closing price on the primary market or exchange of the underlying asset or liability. In the absence of quoted sales, such securities are generally valued at the bid price, or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the NYSE is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●	Level 1 – quoted prices in active markets for identical investments

●	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Funds may significantly differ from the valuations that would have been assigned by the Funds had there been an active market for such securities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and foreign cash.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statements of Operations.

(e) Forward Foreign Exchange Contracts: Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f) Short Sales: Securities sold short represent an obligation to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

A Fund pledges securities and/or other assets, which may include cash collateral from borrowing a security, to the broker-dealer as collateral. Proceeds received from short sales may be maintained by the broker-dealer as collateral or may be released to a Fund to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in Collateral held for short sales on the Statements of Assets and Liabilities. The net cost or income of selling securities short includes dividends paid on securities sold short, interest expense associated with borrowing securities, and interest income earned on collateral held by the broker-dealer. The net cost or income of selling securities short is disclosed on the Statements of Operations.

(g) Contracts for difference: Each Fund may engage in OTC CFDs. OTC CFDs are derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as an equity security, or the value of an index. With a short OTC CFD, a Fund is seeking to profit from falls in the market price of an asset. Changes in the fair value of OTC CFDs are recorded as unrealized gains and losses on the Statements of Assets and Liabilities. A Fund generally records a realized gain or loss on the expiration, termination or settlement of an OTC CFD.

(h) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Certain Funds may also purchase put and call options. Such Funds pay a premium which is included in each Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire unexercised are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(i) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income, if available, and distributions from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which they were earned. Each share class is treated separately in determining the amount of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with U.S. federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at year-end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(j) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the U.S. Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no U.S. federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Funds’ tax returns remains open for the tax years 2020-2023. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(k) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(l) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. This unaudited Semi-Annual Report reflects all adjustments that are, in the opinion of management, necessary to present a fair statement of results of the semi-annual period. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2024, is set forth below under the heading “Actual Rate”:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Tier 4	Tier 5	Actual Rate
Alger Spectra Fund(a)	0.90%	0.75%	0.65%	0.55%	0.45%	0.85%
Alger Dynamic Opportunities Fund(b)	1.20	1.00	—	—	—	1.20
Alger Emerging Markets Fund(c)	0.75	—	—	—	—	0.75
Alger Responsible Investing Fund(b)	0.71	0.65	—	—	—	0.71

(a)	Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 billion and $4 billion, Tier 3 rate is paid on assets between $4 billion and $6 billion, Tier 4 rate is paid on assets between $6 billion and $8 billion, and Tier 5 rate is paid on assets in excess of $8 billion.
(b)	Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
(c)	Tier 1 rate is paid on all assets.

The sub-adviser to the Alger Dynamic Opportunities Fund, Weatherbie Capital, LLC (“Weatherbie”), an affiliate of Alger Management, is paid a sub-advisory fee from the advisory fee that Alger Management receives at no additional cost to the Alger Dynamic Opportunities Fund. The sub-advisory fee is equal to 70% of the net management fee paid by the Alger Dynamic Opportunities Fund to Alger Management with respect to the assets sub-advised by Weatherbie. For the six months ended April 30, 2024, Alger Management paid a sub-advisory fee of $488,110 to Weatherbie.

The sub-adviser to the Alger Emerging Markets Fund, Redwood, is paid a sub-advisory fee from the advisory fee that Alger Management receives at no additional cost to the Fund. The sub-advisory fee is equal to 100% of the net management fee paid by the Fund to Alger Management with respect to the assets sub-advised by Redwood. For the six months ended April 30, 2024, Alger Management paid a sub-advisory fee of $6,548 to Redwood.

Alger Management has contractually agreed to waive and/or reimburse Fund expenses (excluding advisory fees, custody fees, for all Funds other than Alger Emerging Markets Fund, acquired fund fees and expenses, interest, taxes, brokerage and extraordinary expenses, and dividend expense and net borrowing cost on short sales, for all Funds other than Alger Spectra Fund and Alger Dynamic Opportunities Fund, to the extent applicable) through October 31, 2025 to the extent necessary to limit other expenses and any other applicable share class-specific expenses to the rates, based on average daily net assets, as listed in the table below.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

								FEES WAIVED /
								REIMBURSED
								FOR THE SIX
								MONTHS ENDED
	CLASS							April 30,
	A		C	I		Y	Z	2024
Alger Spectra Fund	—%		—%	—%		0.28%	0.34%	$15,338
Alger Dynamic Opportunities Fund	0.80		1.55	—		—	0.55	0
Alger Emerging Markets Fund	0.80		1.55	0.70		—	0.24	69,596
Alger Responsible Investing Fund	0.38	(a)	—	0.38	(a)	—	0.24	10,828

(a)	Prior to February 29, 2024, Alger Management had not contractually agreed to waive and/or reimburse Fund expenses for Class A and Class I shares.

Alger Management may recoup any fees waived or expenses reimbursed pursuant to the contract; however, a Fund will only make repayments to the Investment Manager if such repayment does not cause a Fund’s expense ratio after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived or reimbursed, and (ii) a Fund’s current expense cap. Such recoupment is limited to two years from the date the amount is initially waived or reimbursed. For the six months ended April 30, 2024, the recoupment made by the Alger Responsible Investing Fund to the Investment Manager was $54.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

(c) Distribution/Shareholder Servicing Fees: The Trust has adopted distribution plans for its Class A, Class C and Class I shares pursuant to which the Fund pays Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of the Investment Manager (the “Distributor” or “Alger LLC”), a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger LLC for its activities and expenses incurred in distributing and/or administering the Fund’s shares and/or shareholder servicing. The fees paid may be more or less than the expenses incurred by Alger LLC.

FEE
SHARE CLASS	RATE
A	0.25%
C	1.00
I	0.25

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(d)  Sales Charges: Sales of shares of the Funds may be subject to contingent deferred sales charges. The contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2024, contingent deferred sales charges imposed, all of which were retained by Alger LLC, were as follows:

CONTINGENT DEFERRED SALES
CHARGES
Alger Spectra Fund	$4,006
Alger Dynamic Opportunities Fund	—
Alger Emerging Markets Fund	—
Alger Responsible Investing Fund	310

(e) Brokerage Commissions: During the six months ended April 30, 2024, Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund paid Alger LLC $95,637, $85,059, $666 and $1,980, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for liaising with, and providing administrative oversight of, the Trust’s transfer agent, and for other related services. The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A and Class C shares and 0.01% of their respective average daily net assets for the Class I, Class Y and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Board. For the six months ended April 30, 2024, Alger Management charged back to Alger Spectra Fund, Alger Dynamic Opportunities Fund, Alger Emerging Markets Fund and Alger Responsible Investing Fund, $344,943, $14,878, $2,150 and $14,722, respectively, to the Fund for these services, which are included in transfer agent fees in the accompanying Statements of Operations.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Trust, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $165,400 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. Prior to January 1, 2024, each Independent Trustee received $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Trust, The Alger Institutional Funds, The Alger Funds, The Alger Portfolios, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Funds may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie or Redwood. For the six months ended April 30, 2024 there were no interfund trades.

(i) Interfund Loans: The Funds, along with other funds in the Alger Fund Complex, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each Fund may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If a Fund has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight U.S. Treasury money market rate and bank loan rate available to the Funds. There were no interfund loans outstanding as of April 30, 2024.

For the six months ended April 30, 2024, Alger Spectra Fund, Alger Dynamic Opportunities Fund and Alger Responsible Investing Fund earned interfund loan interest income of $13,804, $76,756 and $1,519, respectively, and Alger Emerging Markets Fund incurred interfund loan expense of $307, which are included as interest income and interest expense, respectively, in the accompanying Statements of Operations.

(j) Other Transactions with Affiliates: Certain officers and one Trustee of the Trust are directors and/or officers of Alger Management, the Distributor, or their affiliates. At April 30, 2024, Alger Management and its affiliated entities owned the following shares:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	SHARE CLASS
	A	C	I	Y	Z
Alger Spectra Fund	1,856,287	—	19,334	—	19,129
Alger Dynamic Opportunities Fund	108	—	—	—	2,141,081
Alger Emerging Markets Fund	—	—	—	—	—
Alger Responsible Investing Fund	—	—	—	—	231,211

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by each Fund, other than U.S. Government securities, short-term securities, purchased options, OTC CFDs and short sales, for the six months ended April 30, 2024:

	PURCHASES	SALES
Alger Spectra Fund	$838,697,883	$1,124,789,936
Alger Dynamic Opportunities Fund	394,117,499	466,122,056
Alger Emerging Markets Fund	15,830,397	18,205,527
Alger Responsible Investing Fund	6,612,450	5,169,749

NOTE 5 — Borrowings:

The Funds may borrow from the Custodian, on an uncommitted basis. Each Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. Borrowings from the Custodian are included in Bank overdrafts in the Statements of Assets and Liabilities. The Funds may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(i). For the six months ended April 30, 2024, the Funds had the following borrowings from the Custodian and other funds in the Alger Fund Complex:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Spectra Fund	$54,733	7.33%
Alger Dynamic Opportunities Fund	51,674	7.33
Alger Emerging Markets Fund	25,413	7.13
Alger Responsible Investing Fund	—	—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The highest amount borrowed from BBH, the Custodian, and other funds in the Alger Fund Complex during the six months ended April 30, 2024 by each Fund was as follows:

HIGHEST BORROWING
Alger Spectra Fund	$6,377,026
Alger Dynamic Opportunities Fund	4,261,258
Alger Emerging Markets Fund	2,099,502
Alger Responsible Investing Fund	—

NOTE 6 — Share Capital:

The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into separate classes. During the six months ended April 30, 2024, and the year ended October 31, 2023, transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Spectra Fund
Class A:
Shares sold	2,353,169	$50,572,303	5,207,968	$86,984,325
Shares converted from Class C	116,261	2,526,799	236,583	3,978,574
Dividends reinvested	—	—	1,331,629	19,867,911
Shares redeemed	(5,176,815)	(111,291,028)	(14,983,651)	(245,768,169)
Net decrease	(2,707,385)	$(58,191,926)	(8,207,471)	$(134,937,359)
Class C:
Shares sold	282,834	$4,862,544	727,176	$9,731,074
Shares converted to Class A	(145,383)	(2,526,799)	(243,713)	(3,978,574)
Dividends reinvested	—	—	546,229	6,576,600
Shares redeemed	(2,567,250)	(43,893,685)	(7,545,044)	(100,660,835)
Net decrease	(2,429,799)	$(41,557,940)	(6,565,352)	$(88,331,735)
Class I:
Shares sold	277,698	$6,492,423	614,695	$10,591,233
Dividends reinvested	—	—	222,869	3,387,604
Shares redeemed	(1,316,912)	(28,522,620)	(4,558,793)	(77,483,062)
Net decrease	(1,039,214)	$(22,030,197)	(3,721,229)	$(63,504,225)
Class Y:
Shares sold	392,295	$8,925,395	1,044,272	$18,599,444
Dividends reinvested	—	—	188,818	3,011,649
Shares redeemed	(1,654,461)	(37,544,034)	(7,343,350)	(136,309,990)
Net decrease	(1,262,166)	$(28,618,639)	(6,110,260)	$(114,698,897)
Class Z:
Shares sold	3,230,514	$74,626,508	11,243,571	$199,648,620
Dividends reinvested	—	—	2,278,316	36,248,015
Shares redeemed	(12,033,378)	(276,286,913)	(55,164,105)	(952,793,980)
Net decrease	(8,802,864)	$(201,660,405)	(41,642,218)	$(716,897,345)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Dynamic Opportunities Fund
Class A:
Shares sold	72,034	$1,242,778	303,864	$4,949,391
Shares converted from Class C	57	902	2,112	34,236
Dividends reinvested	—	—	—	—
Shares redeemed	(507,442)	(8,711,609)	(1,544,548)	(24,730,592)
Net decrease	(435,351)	$(7,467,929)	(1,238,572)	$(19,746,965)
Class C:
Shares sold	1,752	$26,990	41,924	$608,209
Shares converted to Class A	(65)	(902)	(2,376)	(34,236)
Dividends reinvested	—	—	—	—
Shares redeemed	(168,315)	(2,530,250)	(236,227)	(3,387,279)
Net decrease	(166,628)	$(2,504,162)	(196,679)	$(2,813,306)
Class Z:
Shares sold	1,084,246	$18,660,366	4,640,220	$78,762,529
Dividends reinvested	—	—	—	—
Shares redeemed	(4,491,971)	(80,591,631)	(15,577,991)	(262,631,240)
Net decrease	(3,407,725)	$(61,931,265)	(10,937,771)	$(183,868,711)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Emerging Markets Fund
Class A:
Shares sold	21,280	$211,903	58,923	$545,736
Shares converted from Class C	152	1,548	794	7,143
Dividends reinvested	—	—	—	—
Shares redeemed	(30,407)	(306,928)	(108,089)	(983,843)
Net decrease	(8,975)	$(93,477)	(48,372)	$(430,964)
Class C:
Shares sold	644	$5,999	11,518	$99,533
Shares converted to Class A	(164)	(1,548)	(851)	(7,143)
Dividends reinvested	—	—	—	—
Shares redeemed	(24,707)	(231,666)	(46,577)	(403,196)
Net decrease	(24,227)	$(227,215)	(35,910)	$(310,806)
Class I:
Shares sold	597	$5,900	4,289	$39,782
Dividends reinvested	—	—	—	—
Shares redeemed	(80,707)	(765,673)	(70,599)	(637,625)
Net decrease	(80,110)	$(759,773)	(66,310)	$(597,843)
Class Z:
Shares sold	166,185	$1,658,468	755,971	$7,032,316
Dividends reinvested	—	—	—	—
Shares redeemed	(311,726)	(3,226,739)	(1,581,325)	(14,711,680)
Net decrease	(145,541)	$(1,568,271)	(825,354)	$(7,679,364)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED April 30, 2024		FOR THE YEAR ENDED October 31, 2023
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Responsible Investing Fund
Class A:
Shares sold	145,273	$2,239,407	275,965	$3,674,974
Shares converted from Class C	5,781	94,814	15,474	212,591
Dividends reinvested	83,732	1,238,390	21,954	254,889
Shares redeemed	(308,331)	(4,776,801)	(404,632)	(5,104,016)
Net decrease	(73,545)	$(1,204,190)	(91,239)	$(961,562)
Class C:
Shares sold	7,448	$95,763	10,656	$116,190
Shares converted to Class A	(6,966)	(94,814)	—	(212,591)
Dividends reinvested	5,407	66,562	2,333	22,857
Shares redeemed	(25,928)	(325,563)	(106,753)	(1,152,120)
Net decrease	(20,039)	$(258,052)	(112,219)	$(1,225,664)
Class I:
Shares sold	900	$13,620	7,945	$102,214
Dividends reinvested	9,186	135,494	2,963	34,310
Shares redeemed	(32,869)	(495,930)	(73,294)	(972,728)
Net decrease	(22,783)	$(346,816)	(62,386)	$(836,204)
Class Z:
Shares sold	399,033	$6,341,321	427,721	$5,928,561
Dividends reinvested	61,174	938,406	12,859	154,046
Shares redeemed	(143,651)	(2,314,312)	(344,037)	(4,551,671)
Net increase	316,556	$4,965,415	96,543	$1,530,936

NOTE 7 — Income Tax Information:

At October 31, 2023, the Alger Spectra Fund, the Alger Dynamic Opportunities Fund, and the Alger Emerging Markets Fund, for federal income tax purposes, had capital loss carryforwards of $64,237,882, $70,616,572 and $14,500,011, respectively. These amounts will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and these amounts may be applied against future net realized gains until their utilization. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, tax treatment of partnership investments, the realization of unrealized appreciation of passive foreign investment companies, and the return of capital from real estate investment trust investments.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds accrue tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax, if applicable.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of April 30, 2024 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

Alger Spectra Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$449,168,530		$449,168,530	$—	$—
Consumer Discretionary	468,099,835		453,924,382	14,175,453	—
Consumer Staples	6,474,373		6,474,373	—	—
Energy	31,911,906		31,911,906	—	—
Financials	177,342,573		177,342,573	—	—
Healthcare	349,731,458		349,731,458	—	—
Industrials	344,321,177		344,321,177	—	—
Information Technology	1,445,533,970		1,445,533,970	—	—
Materials	48,963,519		48,963,519	—	—
Real Estate	16,029,100		16,029,100	—	—
Utilities	19,184,174		19,184,174	—	—
TOTAL COMMON STOCKS	$3,356,760,615		$3,342,585,162	$14,175,453	$—
PREFERRED STOCKS
Healthcare	—	[1]	—	—	—	[1]
Information Technology	7,019,059		—	—	7,019,059
TOTAL PREFERRED STOCKS	$7,019,059		$—	$—	$7,019,059
REAL ESTATE INVESTMENT TRUST
Real Estate	22,258,454		22,258,454	—	—
SPECIAL PURPOSE VEHICLE
Information Technology	10,836,963		—	—	10,836,963
SHORT-TERM INVESTMENTS
Money Market Funds	65,207		65,207	—	—
TOTAL INVESTMENTS IN SECURITIES	$3,396,940,298		$3,364,908,823	$14,175,453	$17,856,022

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Spectra Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
SECURITIES SOLD SHORT
COMMON STOCKS
Communication Services	$(17,699,133)	$(17,699,133)	$—	$—
Consumer Discretionary	(28,930,006)	(28,930,006)	—	—
Consumer Staples	(9,963,282)	(9,963,282)	—	—
Exchange Traded Funds	(27,410,304)	(27,410,304)	—	—
Financials	(6,550,281)	(6,550,281)	—	—
Healthcare	(36,349,352)	(36,349,352)	—	—
Industrials	(21,604,580)	(21,604,580)	—	—
Information Technology	(48,626,656)	(48,626,656)	—	—
Market Indices	(66,278,344)	(66,278,344)	—	—
Materials	(15,775,365)	(15,775,365)	—	—
TOTAL COMMON STOCKS	$(279,187,303)	$(279,187,303)	$—	$—

Alger Dynamic Opportunities Fund	TOTAL		LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$16,817,366		$16,817,366	$—	$—
Consumer Discretionary	20,496,884		20,496,884	—	—
Consumer Staples	1,937,454		1,937,454	—	—
Energy	4,144,294		4,144,294	—	—
Financials	15,882,376		15,882,376	—	—
Healthcare	41,923,455		38,974,417	—	2,949,038
Industrials	41,632,214		41,632,214	—	—
Information Technology	53,944,557		53,944,557	—	—
Real Estate	3,675,735		3,675,735	—	—
Utilities	4,040,020		4,040,020	—	—
TOTAL COMMON STOCKS	$204,494,355		$201,545,317	$—	$2,949,038
PREFERRED STOCKS
Healthcare	—	[1]	—	—	—	[1]
RIGHTS
Healthcare	75,665		—	—	75,665
SPECIAL PURPOSE VEHICLE
Information Technology	1,340,421		—	—	1,340,421
SHORT-TERM INVESTMENTS
Money Market Funds	9,317,589		9,317,589	—	—
TOTAL INVESTMENTS IN SECURITIES	$215,228,030		$210,862,906	$—	$4,365,124

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
SECURITIES SOLD SHORT
COMMON STOCKS
Communication Services	$(4,209,321)	$(4,209,321)	$—	$—
Consumer Discretionary	(18,626,142)	(18,004,072)	(622,070)	—
Consumer Staples	(5,097,474)	(5,097,474)	—	—
Exchange Traded Funds	(2,730,918)	(2,730,918)	—	—
Financials	(3,279,121)	(3,279,121)	—	—
Healthcare	(10,666,289)	(10,666,289)	—	—
Industrials	(5,027,982)	(5,027,982)	—	—
Information Technology	(15,075,012)	(15,075,012)	—	—
Market Indices	(3,538,089)	(3,538,089)	—	—
Materials	(1,883,208)	(1,883,208)	—	—
Real Estate	(1,474,928)	(1,474,928)	—	—
TOTAL COMMON STOCKS	$(71,608,484)	$(70,986,414)	$(622,070)	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	(175,572)	(175,572)	—	—
TOTAL SECURITIES SOLD SHORT	$(71,784,056)	$(71,161,986)	$(622,070)	$—
FINANCIAL DERIVATIVE INSTRUMENTS - LIABILITIES
OTC Contracts for difference	(353,129)	—	(353,129)	—

Alger Emerging Markets Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$655,223	$—	$655,223	$—
Consumer Discretionary	4,802,690	2,561,701	2,240,989	—
Consumer Staples	2,434,119	802,311	1,631,808	—
Energy	838,034	838,034	—	—
Financials	2,734,976	1,418,830	1,316,146	—
Healthcare	963,595	469,320	494,275	—
Industrials	2,231,488	274,161	1,957,327	—
Information Technology	4,844,613	672,691	4,171,922	—
Real Estate	399,497	399,497	—	—
TOTAL COMMON STOCKS	$19,904,235	$7,436,545	$12,467,690	$—
SHORT-TERM INVESTMENTS
Money Market Funds	99,625	99,625	—	—
TOTAL INVESTMENTS IN SECURITIES	$20,003,860	$7,536,170	$12,467,690	$—

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Responsible Investing Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$8,296,384	$8,296,384	$—	$—
Consumer Discretionary	12,785,837	12,785,837	—	—
Consumer Staples	1,991,919	1,991,919	—	—
Financials	6,660,247	6,660,247	—	—
Healthcare	9,430,678	9,430,678	—	—
Industrials	6,599,666	6,599,666	—	—
Information Technology	40,649,246	40,649,246	—	—
Materials	596,995	596,995	—	—
Utilities	1,067,638	1,067,638	—	—
TOTAL COMMON STOCKS	$88,078,610	$88,078,610	$—	$—
REAL ESTATE INVESTMENT TRUST
Real Estate	1,514,584	1,514,584	—	—
SHORT-TERM INVESTMENTS
Money Market Funds	1,426,465	1,426,465	—	—
TOTAL INVESTMENTS IN SECURITIES	$91,019,659	$91,019,659	$—	$—

[1]	Alger Spectra Fund’s and Alger Dynamic Opportunities Fund’s holdings of Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.

	FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Preferred Stocks
Opening balance at November 1, 2023	$7,111,465	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(92,406)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	7,019,059	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(92,406)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Spectra Fund	Special Purpose Vehicle
Opening balance at November 1, 2023	$10,980,063
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(143,100)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	10,836,963
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(143,100)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Common Stocks
Opening balance at November 1, 2023	$3,628,822
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(679,784)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	2,949,038
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(679,784)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Preferred Stocks
Opening balance at November 1, 2023	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$—

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Rights
Opening balance at November 1, 2023	$85,753
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(10,088)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	75,665
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(10,088)

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Dynamic Opportunities Fund	Special Purpose Vehicle
Opening balance at November 1, 2023	$1,358,121
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(17,700)
Purchases and sales
Purchases	—
Sales/Distributions	—
Closing balance at April 30, 2024	1,340,421
Net change in unrealized appreciation (depreciation) attributable to investments still held at April 30, 2024**	$(17,700)

*	Includes securities that are fair valued at zero.
**	Net change in unrealized appreciation (depreciation) is included in the net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

The following table provides quantitative information about each Fund’s Level 3 fair value measurements of its investments as of April 30, 2024. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to each Fund’s fair value measurements.

	Fair Value April 30, 2024		Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Alger Spectra Fund
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Preferred Stocks	$7,019,059		Market Approach	Transaction Price Revenue Multiple	N/A 9.00%-11.00%	N/A
Special Purpose Vehicle	10,836,963		Market Approach	Transaction Price Revenue Multiple	N/A 9.00X-11.00X	N/A
Alger Dynamic Opportunities Fund
Common Stocks	2,949,038		Market Approach	Transaction Price Revenue Multiple	N/A 6.00X-7.00X	N/A
Preferred Stocks	—	*	Income Approach	Discount Rate	100.00%	N/A
Rights	75,665		Income Approach	Discount Rate Probability of Success	7.48%-8.16% 0.00%-40.00%	N/A

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Fair Value April 30, 2024	Valuation Methodology	Unobservable Input	Input/Range	Weighted Average Inputs
Special Purpose	$1,340,421	Market	Transaction Price	N/A	N/A
Vehicle		Approach	Revenue Multiple	9.00X-11.00X

*	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.

The significant unobservable inputs used in the fair value measurement of each Fund’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements. For the six months ended April 30, 2024, there were no changes in valuation methodology on Level 3 investments.

NOTE 9 — Derivatives:

FASB Accounting Standards Codification 815 – Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Options — The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, the Funds may also buy and sell call and put options on equities and equity indexes. The Funds may also purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds may also purchase put options in order to protect from significant market declines that may occur over a short period of time. The Funds may also write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price. The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2024, options were used in accordance with these objectives.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The Funds’ option contracts were not subject to any rights of offset with any counterparty. All of the Funds’ options were exchange traded which utilize a clearinghouse that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract. The purchased options included on the Statements of Assets and Liabilities are exchange traded and not subject to offsetting.

For the six months ended April 30, 2024, Alger Dynamic Opportunities Fund had option purchases of $1,510,461 and option sales of $76,356. The average volume of contracts for purchased options and written options for the six months ended April 30, 2024 was $40,606,986 and $61,671,719 based on notional amount. Options were held during 4 months of the period.

The effect of derivative instruments on the accompanying Statements of Operations for the year ended April 30, 2024, is as follows:

NET REALIZED GAIN/(LOSS) ON OPTIONS
Alger Dynamic Opportunities Fund

Purchased Options	$(795,091)
Written Options	$571,382
Total	$(223,709)

NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON OPTIONS
Alger Dynamic Opportunities Fund
Purchased Options	$(82,443)
Written Options	$(61,834)
Total	$(144,277)

Contracts for Difference — The Funds may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from a decrease in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require a Fund to deposit additional sums to cover this decline in value, and the margin call may be made at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded OTC. CFDs are not registered with the SEC or any U.S. regulator, and are not subject to U.S. regulation. In a short position, a Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	ASSET DERIVATIVES 2024		LIABILITY DERIVATIVES 2024
Alger Dynamic Opportunities Fund

	Assets		Liabilities
OTC CFDs+	Fair Value	$—	Fair Value	$(353,129)
Total		$—		$(353,129)

+ Equity contracts.

For the six months ended April 30, 2024, the average monthly notional amount of OTC CFDs for Alger Dynamic Opportunities Fund was $1,703,929. OTC CFDs were held during six months of the period. The effect of OTC CFDs on the accompanying Statement of Operations for the six months ended April 30, 2024 was as follows:

NET REALIZED GAIN/(LOSS) ON CFDs
Alger Dynamic Opportunities Fund
OTC CFDs+	$(962,099)
Total	$(962,099)

NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON CFDs
Alger Dynamic Opportunities Fund
OTC CFDs+	$86,468
Total	$86,468

+ Equity contracts.

Disclosure about Offsetting Assets and Liabilities — In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, the Investment Manager may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The ISDA Master Agreement may give a Fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across the transactions between a Fund and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of a Fund’s credit risk to such counterparty equal to any amounts payable by a Fund under the applicable transactions, if any. The enforceability of the right to offset may vary by jurisdiction.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Cash collateral that has been received or pledged to cover obligations under derivative contracts, if any, will be reported separately in the Statements of Assets and Liabilities. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of a Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits with counterparties and, in the case of cash pledged by a counterparty for the benefit of a Fund, as a corresponding liability in the Statements of Assets and Liabilities. Securities pledged by a Fund as collateral, if any, are identified as such in the Schedule of Investments. The carrying amount of such deposits due to brokers at April 30, 2024 approximated their fair value. If measured at fair value, such deposits would have been considered as Level 2 in the fair value hierarchy.

The following table presents the Funds’ gross and net amounts of assets and liabilities, by derivative type, available for offset under a master netting agreement, or similar agreement as of April 30, 2024:

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund
	Assets	Liabilities
	Gross Amounts of Recognized Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities
OTC CFDs+	$—	$(353,129)
Total	$—	$(353,129)

+ Equity contracts.

The following table presents the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under master netting or similar agreements, and net of related collateral received or pledged as of April 30, 2024:

Alger Dynamic Opportunities Fund

Counterparty	Gross Amounts of Recognized Liabilities Presented in the Statements of Assets and Liabilities(a)	Financial Instruments Available for Offset	Collateral Pledged(b)	Net Amount(c) (Not Less than $0)
BNP Paribas	$(353,129)	$—	$353,129	$—

(a)	Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that are not offset on the Statements of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(c)	Net amount represents the net amount payable to the counterparty in the event of default.

NOTE 10 — Principal Risks:

Alger Spectra Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Your investment in Fund shares represents an indirect investment in the securities owned by the Fund. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Short sales could increase market exposure, magnifying losses and increasing volatility. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Dynamic Opportunities Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Options and short sales could increase market exposure, magnifying losses and increasing volatility. Assets may be invested in Financial Derivatives Instruments (FDIs) such as Total Return Swaps (TRS) or options, which involve risks including possible counterparty default, illiquidity, and the risk of losses greater than if they had not been used. Issuers of convertible securities may be more sensitive to economic changes. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Leverage increases volatility in both up and down markets and its costs may exceed the returns of borrowed securities. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

Alger Emerging Markets Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Foreign securities, Frontier Markets, and Emerging Markets involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Investing in companies of small capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Responsible Investing Fund - Investing in the stock market involves risks, including the potential loss of principal. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. The environmental, social and governance investment criteria may limit the number of investment opportunities available, and as a result, returns may be lower than vehicles not subject to such considerations. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. At times, cash may be a larger position in the portfolio and may underperform relative to equity securities.

THE ALGER FUNDS II

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 11 — Affiliated Securities:

During the six months ended April 30, 2024, as disclosed in the following table, certain Funds held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the applicable Fund(s) for purposes of the 1940 Act. Transactions during the six months ended April 30, 2024 with such affiliated persons are summarized below. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Spectra Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D1	2,919,012	—	—	2,912,012	$—	$—	$—	$—	[2]
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A3					—	—	(88,200)	6,679,386
Crosslink Ventures C, LLC, Cl. B3					—	—	(54,900)	4,157,577
Total					$—	$—	$(143,100)	$10,836,963

Security	Shares Held at October 31, 2023	Shares Purchased	Shares Sold	Shares Held at April 30, 2024	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at April 30, 2024
Alger Dynamic Opportunities Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D1	41,418	—	—	41,418	$—	$—	$—	$—	[2]
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A3					—	—	(11,100)	840,603
Crosslink Ventures C, LLC, Cl. B3					—	—	(6,600)	499,818
Total					$—	$—	$(17,700)	$1,340,421

[1]	Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Funds because the Funds and Prosetta Biosciences, Inc., Series D are under common control.
[2]	Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of April 30, 2024.
[3]	The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures C, LLC, Class A and Crosslink Ventures C, LLC, Class B. There were no capital increases or decreases for the period ended April 30, 2024.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2024, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2023 and ending April 30, 2024 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended April 30, 2024” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Fund’s shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

		Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During the Six Months Ended April 30, 2024(a)	Annualized Expense Ratio For the Six Months Ended April 30, 2024(b)
Alger Spectra Fund
Class A	Actual	$1,000.00	$1,295.00	$8.50	1.49%
	Hypothetical(c)	1,000.00	1,017.45	7.47	1.49
Class C	Actual	1,000.00	1,289.80	13.15	2.31
	Hypothetical(c)	1,000.00	1,013.38	11.56	2.31
Class I	Actual	1,000.00	1,294.60	8.67	1.52
	Hypothetical(c)	1,000.00	1,017.31	7.62	1.52
Class Y	Actual	1,000.00	1,297.10	6.45	1.13
	Hypothetical(c)	1,000.00	1,019.24	5.67	1.13
Class Z	Actual	1,000.00	1,296.50	6.74	1.18
	Hypothetical(c)	1,000.00	1,019.00	5.92	1.18
Alger Dynamic Opportunities Fund
Class A	Actual	$1,000.00	$1,177.70	$11.70	2.16%
	Hypothetical(c)	1,000.00	1,014.12	10.82	2.16
Class C	Actual	1,000.00	1,173.40	15.83	2.93
	Hypothetical(c)	1,000.00	1,010.29	14.64	2.93
Class Z	Actual	1,000.00	1,180.20	9.87	1.82
	Hypothetical(c)	1,000.00	1,015.81	9.12	1.82
Alger Emerging Markets Fund
Class A	Actual	$1,000.00	$1,172.30	$8.37	1.55%
	Hypothetical(c)	1,000.00	1,017.16	7.77	1.55
Class C	Actual	1,000.00	1,167.10	12.39	2.30
	Hypothetical(c)	1,000.00	1,013.43	11.51	2.30
Class I	Actual	1,000.00	1,172.50	7.83	1.45
	Hypothetical(c)	1,000.00	1,017.65	7.27	1.45
Class Z	Actual	1,000.00	1,175.30	5.35	0.99
	Hypothetical(c)	1,000.00	1,019.94	4.97	0.99
Alger Responsible Investing Fund
Class A	Actual	$1,000.00	$1,205.80	$6.58	1.20%
	Hypothetical(c)	1,000.00	1,018.90	6.02	1.20
Class C	Actual	1,000.00	1,201.30	11.22	2.05
	Hypothetical(c)	1,000.00	1,014.67	10.27	2.05
Class I	Actual	1,000.00	1,206.40	6.64	1.21
	Hypothetical(c)	1,000.00	1,018.85	6.07	1.21
Class Z	Actual	1,000.00	1,207.30	5.05	0.92
	Hypothetical(c)	1,000.00	1,020.29	4.62	0.92

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT

Alger Emerging Markets Fund

At a meeting held on December 12, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Funds II (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the sub-investment advisory agreement between Fred Alger Management, LLC (“Alger”) and Redwood Investments, LLC (the “Sub-Adviser”) on behalf of the Alger Emerging Markets Fund (the “Fund”) (the “Sub-Advisory Agreement”), for an initial term through September 2025.

In considering the initial approval of the Sub-Advisory Agreement with respect to the Fund, the Board reviewed and considered information provided by Alger and the Sub-Adviser and their representatives at the Meeting. The Trustees noted that it is anticipated that the parent company of Alger will acquire the Sub-Adviser (the “Transaction”) and that after such Transaction the Sub-Adviser will become an affiliate of Alger and adopt various policies, procedures, controls, and operations of Alger. The Board reviewed and considered information Alger and the Sub-Adviser provided in response to a request for information that Independent Trustee counsel submitted to Alger and the Sub-Adviser on behalf of the Independent Trustees in connection with the Board’s consideration of the Sub-Advisory Agreement. The Board noted that the terms of the Sub-Advisory Agreement and the services to be provided thereunder are substantially similar to the terms of the existing sub-investment advisory agreement for other series of the Alger Family of Funds.

The Independent Trustees also received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the Sub-Advisory Agreement with respect to the Fund. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the approval of the Sub-Advisory Agreement. In determining whether to approve the Sub-Advisory Agreement, the Board considered an opinion of Fund counsel that the appointment of the Sub-Adviser would not constitute an “assignment” of the Fund’s investment advisory agreement with Alger, or a material amendment of the advisory agreement, and therefore did not require a vote of the Fund’s shareholders on a new or amended investment advisory agreement between the Fund and Alger, and that the Sub-Advisory Agreement did not require approval by the Fund’s shareholders.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in initially approving the Sub-Advisory Agreement with respect to the Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Sub-Adviser; (ii) the investment performance of similarly managed investment strategies managed by the Sub-Adviser; (iii) the estimated costs of the services proposed to be provided by the Sub-Adviser; (iv) the extent to which economies of scale may be realized as the Fund grows; and (v) whether the proposed fee levels reflect these estimated economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in approving the Sub-Advisory Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services proposed to be provided by the Sub-Adviser to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who will perform services for the Fund; the structure of investment professional compensation; short- and long-term investment performance of strategies managed by the Sub-Adviser that are similar to the Fund’s strategies; legal and compliance matters; and risk controls.

The Board noted the Sub-Adviser’s history and expertise in the “growth” style of investment management, as well as the Sub-Adviser’s statements to the Board regarding the Sub-Adviser’s consistency in applying its “growth” style investment philosophy and process. The Board also considered the investment approach of the Sub-Adviser, which takes a fundamental, bottom-up research approach to investing in growth equities, similar to that of Alger and Weatherbie Capital, LLC, an affiliate of Alger and sub-advisor to other series of the Alger Family of Funds. The Board noted the length of time the Sub-Adviser has provided services as investment adviser to clients and noted the Sub-Adviser’s long-term performance record to support its view on its overall investment capabilities.

Following consideration of such information, the Board determined that it was satisfied with the nature, extent and quality of services proposed to be provided by Sub-Adviser to the Fund under the Sub-Advisory Agreement.

Fund Performance

The Board received and considered information about the Sub-Adviser’s investment performance for the investment strategies the Sub-Adviser manages that are similar to the Fund’s investment strategies. The Board, however, did not consider the performance history of the Fund under the Sub-Adviser’s management because the Sub-Adviser had not yet been appointed to manage the Fund.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Comparative Fees and Expenses

The Board reviewed and considered the proposed contractual sub-advisory fee in light of the nature, extent and quality of the services proposed to be provided by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Board noted that the Sub-Adviser will be paid by Alger out of the advisory fee Alger receives from the Fund.

Profitability

The Board then noted that the Sub-Adviser could not report any financial results from its relationship with the Fund because the Sub-Adviser had not yet commenced investment advisory services, and thus, the Board could not evaluate the Sub-Adviser’s profitability with respect to the Fund. The Board noted Alger’s commitment to waive fees and reimburse expenses in order to cap certain “other expenses” of each share class of the Fund during the term of the existing fee waiver and/or expense reimbursement agreement and that the proposed sub-advisory fee payable to the Sub-Adviser would be reduced proportionally in the amount of such fee waivers or expense reimbursements. The Board also considered the extent to which the Sub-Adviser might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements.

Economies of Scale

The Board reviewed and considered the extent to which the Sub-Adviser may be able to realize economies of scale, if any, as the Fund grows larger and whether the Fund’s advisory fee structure reflects any economies of scale for the benefit of Fund shareholders. Because the Sub-Adviser had not yet commenced providing investment advisory services to the Fund, the Board determined to monitor whether the Sub-Adviser may share with the Fund any benefits that occur if the Fund experiences economies of scale.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the Sub-Advisory Agreement between Alger and the Sub-Adviser, effective upon the closing of the Transaction, for an initial term through September 2025.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21
FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
● Social Security number and
● Account balances and
● Transaction history and
● Purchase history and
● Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?	Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?	We collect your personal information, for example, when you:
● Open an account or
● Make deposits or withdrawals from your account or
● Give us your contact information or
● Provide account information or
● Pay us by check.
Why can’t I limit all sharing?	Federal law gives you the right to limit some but not all sharing related to:
● sharing for affiliates’ everyday business purposes—information about your credit worthiness
● affiliates from using your information to market to you
● sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
● Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC, Redwood Investments, LLC, and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Funds’ website at http://www.alger.com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holding to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds file their complete schedules of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Funds make publicly available their month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these third parties to confirm that they understand the Funds’ policies and procedures regarding such disclosure. These agreements must be approved by the Trust’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Funds routinely provide to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds.

Such information may include, but not be limited to, relative weightings and characteristics of a Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board met on December 12, 2023 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists each Fund with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2022 through November 30, 2023 (the “Review Period”).

The Report stated that the Committee assessed each Fund’s liquidity risk by considering qualitative factors such as each Fund’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of each Fund’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that each Fund primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on each Fund and concluded that each Fund remained primarily highly liquid. The Report stated that during the Reporting Period, based on updates to Alger Management’s Rule 144A Policy and Procedures, the reporting of Rule 144A securities was updated to reflect the factors used to determine whether such securities, which are deemed illiquid, are liquid and freely tradeable.

THE ALGER FUNDS II

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Trust’s LRMP was operating effectively and adequately with respect to the Funds and has been effectively implemented during the Review Period.

THE ALGER FUNDS II

100 Pearl Street, 27th Floor
New York, NY 10004
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Sub-Advisers

Weatherbie Capital, LLC
265 Franklin Street, Suite 1603
Boston, MA 02110

Redwood Investments, LLC
265 Franklin Street, Suite 1603
Boston, Massachusetts 02110

Distributor

Fred Alger & Company, LLC
100 Pearl Street, 27th Floor
New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212

Custodian

The Bank of New York
240 Greenwich Street
New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, NY 10112

This report is submitted for the general information of the shareholders of the series of The Alger Funds II. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

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ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AFIISAR

(b)	Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule.

Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)       A Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds II

By:	/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date: June 18, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes
Hal Liebes
Principal Executive Officer

Date: June 18, 2024

By:	/s/ Michael D. Martins
Michael D. Martins
Principal Financial Officer

Date: June 18, 2024